UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Adaptive Biotechnologies Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1551 Eastlake Avenue East, Suite 200

Seattle, Washington 98102

April 24, 2020

Dear Adaptive Shareholder:

You are cordially invited to the Adaptive Biotechnologies Corporation Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Friday, June 12, 2020, at 9:00 a.m., Pacific Time. The attached proxy is solicited on behalf of the board of directors of Adaptive Biotechnologies Corporation, for use at the Annual Meeting, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying proxy statement, Notice of Annual Meeting of Shareholders (the “Notice”) and form of proxy. The Annual Meeting will be held entirely via the Internet, broadcast from our corporate headquarters at 1551 Eastlake Avenue East, Suite 200, Seattle, Washington 98102.

To be admitted to the Annual Meeting, you must register prior to Wednesday, June 10, 2020, 2:00 p.m. Pacific Time at www.proxydocs.com/ADPT and enter the control number found on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials you previously received.  You may attend the meeting, vote your shares and submit questions electronically during the meeting via live webcast by registering at www.proxydocs.com/ADPT.  You must also follow subsequent instructions you may receive by electronic mail thereafter.  You may vote during the Annual Meeting by following the instructions available on the meeting access email.  At the Annual Meeting, you will be asked to elect three Class I directors to our board of directors and ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020.

The accompanying Notice and proxy statement describe these matters. We have elected to provide access to our proxy materials on the Internet under the Securities and Exchange Commission’s “notice and access” rules. Our proxy materials are available at www.proxydocs.com/ADPT. We are mailing a Notice of Internet Availability of Proxy Materials on or about April 24, 2020, which provides instructions on how to access our proxy materials and our 2019 Annual Report on Form 10-K on the Internet. Please read our proxy materials and our 2019 Annual Report on Form 10-K carefully before submitting your proxy.

It is important that your shares are represented and voted at the Annual Meeting. You may vote on the Internet or by telephone as instructed in the Notice of Internet Availability of Proxy Materials or, if you are receiving a paper copy of the proxy materials, complete, sign and date the enclosed proxy card and return it in the enclosed envelope as soon as possible.

We thank you for your support and participation.

Sincerely,

Chad Robins

Chairman, Chief Executive Officer and Co-Founder

1551 Eastlake Avenue East, Suite 200

Seattle, Washington 98102

NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 12, 2020

To the Shareholders of Adaptive Biotechnologies Corporation:

The attached proxy is solicited on behalf of the board of directors of Adaptive Biotechnologies Corporation for use at the Annual Meeting of Shareholders to be held on June 12, 2020, at 9:00 a.m., Pacific Time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth below and in the accompanying proxy statement. This year’s annual meeting will be held entirely via the Internet. Shareholders may participate in the Annual Meeting by registering at the following website: www.proxydocs.com/ADPT.  To participate in the Annual Meeting, you will need the control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials, for the following purposes:

1.

To elect three Class I director nominees to serve on the board of directors of Adaptive Biotechnologies Corporation for a three-year term expiring at the 2023 annual meeting of shareholders. The three nominees for election to the board of directors are David Goel, Robert Hershberg, PhD, MD, and Andris Zoltners, PhD;

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020; and

3.	To conduct any other business properly brought before the meeting.

We know of no other matters to come before the Annual Meeting. Only shareholders of record of our common stock at the close of business on April 15, 2020, are entitled to notice of and to vote at the Annual Meeting or at any postponements or adjournments thereof.  For 10 days prior to the meeting, a complete list of the shareholders entitled to vote at the meeting will be available for examination by any shareholder for any purpose germane to the meeting during ordinary business hours at our executive offices located at 1551 Eastlake Avenue East, Suite 200, Seattle, Washington 98102.

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES VIA THE INTERNET, THROUGH OUR TOLL-FREE TELEPHONE NUMBER (866-390-5390), OR BY SIGNING, DATING AND PROMPTLY RETURNING YOUR COMPLETED PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 12, 2020: THIS PROXY STATEMENT, THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE ANNUAL REPORT ON FORM 10-K ARE AVAILABLE AT WWW.PROXYDOCS.COM/ADPT.

By Order of the Board of Directors,

Stacy Taylor

Senior Vice President and General Counsel

April 24, 2020

PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

General

Your proxy is solicited on behalf of the board of directors of Adaptive Biotechnologies Corporation, a Washington corporation (“Adaptive,” the “Company,” “we,” “us” or “our”), for use at our 2020 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Friday, June 12, 2020, at 9:00 a.m., Pacific Time, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement, as well as any business properly brought before the Annual Meeting. Proxies are solicited to give all shareholders of record an opportunity to vote on matters properly presented at the Annual Meeting. The Annual Meeting will be held entirely via the Internet.  To be admitted to and participate in the Annual Meeting, you must register prior to Wednesday, June 10, 2020, 2:00 p.m. Pacific Time at www.proxydocs.com/ADPT and enter the control number found on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials you previously received.  Upon completing your registration, you will receive further instructions via email one hour prior to the start of the Annual Meeting, including your unique link that will allow you access to the Annual Meeting. You will have the ability to submit questions prior to and during the Annual Meeting. Please be sure to follow instructions found on your proxy card and/or Voting Authorization Form and subsequent instructions that will be delivered to you via email.

Technical assistance will be available one hour prior to and during the Annual Meeting. Information related to technical assistance will be provided in the email with the sign-in instructions. We recommend that you log in at least 15 minutes before the Annual Meeting to ensure you are logged in when the Annual Meeting starts.  You may vote during the Annual Meeting by following the instructions available on the meeting access email.

We have elected to provide access to our proxy materials over the Internet. Accordingly, on or about April 24, 2020, we are mailing a Notice of Internet Availability of Proxy Materials to most of our shareholders of record, and paper copies of the proxy materials to certain other shareholders of record. All shareholders will have the ability to access the proxy materials on the website referred to in the notice or request to receive a printed set of the proxy materials. You can find instructions on how to request a printed copy by mail or electronically on the notice and on the website referred to in the notice, including an option to request paper copies on an ongoing basis. On April 24, 2020, we intend to make this proxy statement available on the Internet and to commence mailing of the Notice of Internet Availability of Proxy Materials to all shareholders entitled to vote at the Annual Meeting. We intend to mail this proxy statement, together with a proxy card, to those shareholders entitled to vote at the Annual Meeting who have properly requested paper copies of such materials, within three business days of such request.

Availability of Proxy Materials for the 2020 Annual Meeting

This proxy statement and our 2019 Annual Report on Form 10-K are available at www.proxydocs.com/ADPT.  This website address contains: the Notice of Annual Meeting of Shareholders, the proxy statement and proxy card sample and the 2019 Annual Report on Form 10-K. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

Who Can Vote, Outstanding Shares

Record holders of our common stock as of the close of business on April 15, 2020, the record date for the Annual Meeting (the “Record Date”), are entitled to vote at the Annual Meeting on all matters to be voted upon.  As of the Record Date, there were 126,721,313 shares of our common stock outstanding.  On each matter presented to our shareholders for vote, the holders of common stock are entitled to one vote per share held as of the Record Date.

Voting of Shares

You may vote by attending the Annual Meeting and voting via the Internet, via telephone at 866-390-5390, or you may vote by submitting a proxy. The method of voting by proxy differs (1) depending on whether you are viewing this proxy statement on the Internet or receiving a paper copy and (2) for shares held as a record holder and shares held in “street name.”  If you are a shareholder of record on the Record Date, you can participate in the Annual Meeting online at www.proxypush.com/ADPT and vote your shares during the Annual Meeting.

Record Holder. If you hold your shares of common stock as a record holder and you are viewing this proxy statement on the Internet, you may vote by submitting a proxy over the Internet by following the instructions on the website referred to in the Notice of Internet Availability of Proxy Materials previously mailed to you. If you hold your shares of common stock as a record holder and you are reviewing a paper copy of this proxy statement, you may vote your shares by completing, dating and signing the proxy card that was included with the proxy statement and promptly returning it in the preaddressed, postage paid envelope provided to you, or by submitting a proxy over the Internet or by telephone by following the instructions on the proxy card.

Hold in Street Name. If you hold your shares of common stock in street name, which means your shares are held of record by a broker, bank or nominee, you will receive a notice from your broker, bank or other nominee that includes instructions on how to vote your shares. Your broker, bank or nominee will allow you to deliver your voting instructions over the Internet and may also permit you to vote by telephone. In addition, you may request paper copies of the proxy statement and proxy card from your broker by following the instructions on the notice provided by your broker.

General. If you vote through these facilities, you should be aware that you may incur costs such as usage charges from telephone companies or Internet service providers and that these costs must be borne by you. If you vote through these facilities, then you need not return a written proxy card by mail. The cost of soliciting proxies will be borne by us. We may reimburse banks and brokers and other persons representing beneficial owners for their reasonable out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

YOUR VOTE IS VERY IMPORTANT. You should submit your proxy even if you plan to attend the Annual Meeting via the Internet.  If you are a shareholder of record on the Record Date, you can participate in the Annual Meeting online at www.proxypush.com/ADPT and vote your shares during the Annual Meeting. If you properly give your proxy and submit it to us in time to vote, one of the individuals named as your proxy will vote your shares as you have directed.

All shares entitled to vote and represented by properly submitted proxies (including those submitted electronically, telephonically and in writing), and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no direction is indicated on a proxy, your shares will be voted as follows:

•	FOR each of the three Class I nominees for director named in this proxy statement; and
•	FOR the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm.

The proxy gives each of Chad Robins, Chad Cohen and Stacy Taylor discretionary authority to vote your shares in accordance with their best judgment with respect to all additional matters that might come before the Annual Meeting.  If you receive more than one proxy card or Notice of Internet Availability of Proxy Materials, it means you hold shares that are registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you submit a proxy by telephone or the Internet, submit one proxy for each proxy card or Notice of Internet Availability of Proxy Materials you receive.

Revocation of Proxy

If you are a shareholder of record, you may revoke your proxy at any time before your proxy is voted at the Annual Meeting by taking any of the following actions:

•	delivering to our Corporate Secretary a signed written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked;
•	signing and delivering a new paper proxy, relating to the same shares and bearing a later date than the original proxy;
•	submitting another proxy by telephone or over the Internet (your latest telephone or Internet voting instructions are followed); or
•	attending the Annual Meeting online and voting via Internet, although attendance at the Annual Meeting will not, by itself, revoke a proxy.

Written notices of revocation and other communications with respect to the revocation of Company proxies should be addressed to:

Adaptive Biotechnologies Corporation

1551 Eastlake Avenue East, Suite 200

Seattle, WA 98102

Attention: Corporate Secretary

If your shares are held in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so. See below regarding how to vote live if your shares are held in street name.

Attendance at the Annual Meeting

We are excited to hold a virtual-only meeting because technology and innovation are core to our business.  This format provides broad shareholder access to our meeting, allowing all shareholders with Internet connectivity to have a consistent experience regardless of location, ability to travel or similar factors.  It also reduces costs for our shareholders and for us.  In addition, we believe virtual-only meetings can provide health and safety benefits to our shareholders, employees and the general public, such as the benefits of social distancing in light of the novel coronavirus and related concerns.  We have paid special attention to the meeting platform features, which provide shareholders the opportunity to vote, ask questions and otherwise participate in the meeting in a manner similar to – and in some ways superior to – traditional in-person shareholder meetings.

If you are the record holder of your shares, you may attend the meeting by registering at the following website: www.proxydocs.com/ADPT.  To participate in the Annual Meeting, you will need the control number included on the Notice of Internet Availability of Proxy Materials, your proxy card, or the instructions that accompanied your proxy materials.

If your shares are held in “street name,” in the name of a broker, trustee or other nominee, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting via the Internet.

Broker Non-Votes

Brokers or other nominees who hold shares of common stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not allowed to exercise their voting discretion with respect to the election of directors or for the approval of other matters that are considered “non-routine” matters without specific voting instructions from the beneficial owner. These non-voted shares are referred to as “broker non-votes.” If your broker holds your common stock in “street name,” your broker will vote your shares on “non-routine” proposals only if you provide instructions on how to vote by filling out the voter instruction form sent to you by your broker with this proxy statement. Only Proposal No. 2 (ratifying the appointment of our independent registered public accounting firm) is considered a routine matter. Proposal No. 1 (election of directors), is not considered a routine matter, and without your instruction, your broker cannot vote your shares for the election of directors.

Quorum and Votes Required

The inspector of elections appointed for the Annual Meeting will tabulate votes cast by proxy or live via Internet at the Annual Meeting. The inspector of elections will also determine whether a quorum is present. In order to constitute a quorum for the conduct of business at the Annual Meeting, a majority of the votes entitled to be cast represented in person or by proxy at the Annual Meeting must be present in person (via Internet) or represented by proxy at the Annual Meeting. Shares that abstain from voting on any proposal, or that are represented by broker non-votes, will be treated as shares that are present and entitled to vote at the Annual Meeting for purposes of determining whether a quorum is present.

Proposal No. 1: Election of Directors. A plurality of the votes cast in the election of directors at the Annual Meeting is required for the election of directors. Accordingly, the three Class I director nominees receiving the highest number of votes will be elected. “Withhold” votes and broker non-votes will have no effect on the outcome of the election of directors.  Shareholders are not permitted to cumulate votes with respect to the election of directors.

Proposal No. 2: Ratification of Independent Registered Public Accounting Firm. The number of votes “for” must exceed the number of votes “against” in order to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm. Abstentions are considered to be votes not cast on this proposal and thus will have no effect. Brokers generally have discretionary authority to vote on the ratification of our independent registered public accounting firm, thus broker non-votes are not expected to result from the vote on Proposal No. 2.

In their discretion, the proxy holders named in the proxy are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement or adjournment thereof. The board of directors knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this proxy statement. In addition, no shareholder proposal or nomination was received on a timely basis, so no such matters may be brought to a vote at the Annual Meeting.

Solicitation of Proxies

Our board of directors is soliciting proxies for the Annual Meeting from our shareholders. We will bear the entire cost of soliciting proxies from our shareholders. In addition to the solicitation of proxies by delivery of the Notice of Internet Availability of Proxy Materials or proxy statement by mail, we will request that brokers, banks and other nominees that hold shares of our common stock, which are beneficially owned by our shareholders, send Notices of Internet Availability of Proxy Materials, proxies and proxy materials to those beneficial owners and secure those beneficial owners’ voting instructions. We will reimburse those record holders for their reasonable expenses. We do not intend to hire a proxy solicitor to assist in the solicitation of proxies. We may use several of our regular employees, who will not be specially compensated, to solicit proxies from our shareholders, either personally or by telephone, Internet, facsimile or special delivery letter.

Communicating with our Board of Directors

Shareholders who wish to communicate with our board of directors or specific individual directors may do so by letter sent to our principal executive offices, addressed to the attention of our Corporate Secretary. Our Corporate Secretary reviews all communications and forwards them to the intended recipient(s) consistent with a screening policy, which provides that sales materials, routine items, and items unrelated to the duties and responsibilities of the board of directors are not relayed to directors.

Shareholder Recommendations for Director Nominees

In evaluating potential director nominees, our nominating and corporate governance committee will consider director candidates recommended by our shareholders, provided such recommendations are validly made by the Company’s shareholders pursuant to Rule 14a-8 under the Exchange Act and our Bylaws.  Shareholders who wish to recommend a candidate to our nominating and corporate governance committee for consideration for nomination should send to us, at our principal executive offices, information regarding the candidate.

Shareholder List

A list of shareholders eligible to vote at the Annual Meeting will be available for inspection, for any purpose germane to the Annual Meeting, at our principal executive offices during regular business hours for a period of no less than ten days prior to the Annual Meeting. Information required to gain access to the list of shareholders eligible will also be provided upon request during the same time period.

Forward-Looking Statements

This proxy statement contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on our current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by us. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2019, and in our periodic reports on Form 10-Q and our current reports on Form 8-K.

CORPORATE GOVERNANCE

Our board of directors consists of nine members. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal. Our Articles of Incorporation and Bylaws provide that our directors may only be removed for cause and then only by the holders of the shares entitled to elect the director or directors whose removal is sought if, with respect to a particular director, the number of votes cast in favor of removing such director (or the entire board of directors) exceeds the number of votes cast against removal, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by the affirmative vote of a majority of our directors then in office.

Director Independence

Our board of directors has determined that all members of our board of directors, except Chad Robins, are independent directors for purposes of the rules of Nasdaq and the Securities and Exchange Commission (“SEC”). In making this determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant, including the beneficial ownership of our common stock by each non-employee director.

The composition and functioning of our board of directors and each of our committees complies with all applicable requirements of Nasdaq and the rules and regulations of the SEC, subject to applicable phase-in periods for committees. Under Nasdaq listing rule 5615(b)(1) and Rule 10A-3(b)(1)(iv)(A) under the Exchange Act, a company listing in connection with its initial public offering is permitted to phase in its compliance with the independent committee requirements. We are relying on the phase-in schedules set forth in Nasdaq listing rule 5615(b)(1) with respect to our compensation committee and the phase-in schedule set forth in Rule 10A3(b)(1)(iv)(A) under the Exchange Act with respect to our audit committee, as discussed below. See the “Committees of our Board of Directors” for additional details.

Family Relationships

Chad Robins, our Co-Founder, Chief Executive Officer and a member of our board of directors, is the brother of Dr. Harlan Robins, our Chief Scientific Officer and Co-Founder. There are no other family relationships among any of our directors or executive officers.

Staggered Board

In accordance with the terms of our Articles of Incorporation and Bylaws, our board of directors is divided into three staggered classes of directors and each director is assigned to one of the three classes. At each annual meeting of the shareholders, a class of directors will be elected for a three-year term to succeed the directors of the same class whose terms are then expiring. The terms of the directors will expire upon the election and qualification of successor directors at the annual meeting of shareholders to be held during the years 2020 for Class I directors, 2021 for Class II directors and 2022 for Class III directors.

•	Our Class I directors are David Goel, Robert Hershberg, PhD, MD and Andris Zoltners, PhD;
•	Our Class II directors are Eric Dobmeier, Michelle Griffin and Peter Neupert; and
•	Our Class III directors are Kevin Conroy, Michael Pellini, MD and Chad Robins.

Our Articles of Incorporation and Bylaws provide that the number of directors shall be fixed from time to time by a resolution of the majority of our board of directors.

The division of our board of directors into three classes with staggered three-year terms may delay or prevent shareholder efforts to effect a change of our management or a change in control.

BOARD LEADERSHIP STRUCTURE

Our board of directors has adopted corporate governance guidelines covering, among other things, the duties and responsibilities of and independence standards applicable to our directors and board committee structures and responsibilities. These guidelines are available on the “Corporate Governance” section of our website at https://investors.adaptivebiotech.com/governance/governance-documents.  Our corporate governance guidelines provide our board of directors with flexibility to combine or separate the positions of Chairperson of our board of directors and Chief Executive Officer and to appoint a lead independent director in accordance with its determination that using one or the other structure would be in our best interests. Chad Robins is the current Chairperson of our board of directors and Peter Neupert currently serves as the lead independent director of our board of directors.

Our board of directors has concluded that our current leadership structure is appropriate at this time. Our board of directors believes that the combined role of Chairperson and Chief Executive Officer promotes united leadership and direction and provides management a clear focus to execute our strategy and business plans. As Chief Executive Officer, Mr. Robins is best suited to ensure that critical business issues are brought before our board of directors, which enhances our board of directors’ ability to develop and implement business strategies. In his role as lead independent director, Mr. Neupert presides over the independent director sessions of our board of directors in which Mr. Robins, as our Chief Executive Officer, does not participate and serves as a liaison to management on behalf of the non-employee members of our board of directors.

All directors are encouraged to suggest the inclusion of agenda items and meeting materials, and any director is free to raise at any board meeting items that are not on the agenda for that meeting.

Our non-employee directors regularly meet in executive sessions without the presence of any members of management. The lead independent director presides at these meetings and provides the guidance and feedback of our non-employee directors to our Chairperson and management team.

Our board of directors, as a whole, has responsibility for risk oversight, and each committee of our board of directors oversees and reviews risk in areas that are relevant to it, including: (1) for the compensation committee, risks associated with the Company’s compensation arrangements and policies; (2) for the nominating and corporate governance committee, periodic review and update of our code of conduct and ethics; and (3) for the audit committee, internal controls and regulatory risks related to accounting and finance.  The risk oversight responsibility of our board of directors and its committees is supported by our management reporting processes, which are designed to provide visibility to our board of directors and to our personnel who are responsible for risk assessment, information about the identification, assessment and management of critical risks.

Attendance by Members of the Board at Meetings

Our board of directors held four meetings and acted by written consent five times during the year ended December 31, 2019. During 2019, all of our then incumbent directors except Mr. Conroy attended at least 75% of the combined total of (1) all board meetings and (2) all meetings of committees of our board of which the incumbent director was a member.  Currently, we do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that, absent compelling circumstances, each of our directors will attend our Annual Meeting via the Internet.  Our initial public offering closed in July 2019 and we did not have an annual meeting of shareholders in 2019.

Executive Sessions

Our non-management directors meet regularly in executive sessions without management, to consider such matters as they deem appropriate. Our lead independent director, Mr. Neupert, presides over all executive sessions.

Committees of our Board of Directors

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee, each of which operates pursuant to a written charter adopted by our board of directors. Our board of directors may also establish other committees from time to time to assist the board of directors. The composition and functioning of all of our committees comply with all applicable requirements of the Sarbanes-Oxley Act, Nasdaq and SEC rules and regulations, subject to applicable phase-in periods for committees. Each committee has a charter, which is available on our website at www.adaptivebiotech.com.

Independence and Current Committee Positions

Name	Independent (general); Independent (committee)	Audit Committee	Compensation Committee	Nominating and Governance Committee
Eric Dobmeier	Yes; Yes	Member
David Goel	Yes; No(2)	Member
Michelle Griffin	Yes; Yes	Member (Chair)
Robert Hershberg, PhD, MD	Yes; Yes		Member
Peter Neupert(1)	Yes; Yes		Member (Chair)
Andris Zoltners, PhD	Yes; No(3)		Member
Kevin Conroy	Yes; Yes			Member
Michael Pellini, MD	Yes; Yes			Member
Chad Robins	No; No			Member (Chair)
(1)	Lead Independent Director.
(2)

David Goel is independent for purposes of the rules of Nasdaq and the SEC, but does not meet the heightened independence requirements for the audit committee under the rules of Nasdaq and the SEC.  Mr. Goel is not “independent” under the listing standards of Nasdaq and Rule 10A-3(b)(1) of the Exchange Act because he may be deemed to have investment and voting power over the shares of our common stock held by Matrix Fund in his capacity as the sole Managing General Partner of Matrix Capital Management, LP, and we are relying on the phase-in schedules set forth in Nasdaq listing rule 5615(b)(1) with respect to Mr. Goel’s service on the audit committee. See the “Security Ownership of Directors and Executive Officers and Certain Beneficial Owners” section of this proxy statement for more information.

(3)

Andris Zoltners is independent for purposes of the rules of Nasdaq and the SEC, but does not meet the heightened independence requirements for the compensation committee under the rules of Nasdaq and the SEC.  Dr. Zoltners was not “independent” under the listing standards of Nasdaq and Rule 10C-1(b)(1) of the Exchange Act due to transactions between us and ZS Associates, for which Dr. Zoltners currently serves as a founding director, and we are relying on the phase-in schedules set forth in Nasdaq listing rule 5615(b)(1) with respect to Dr. Zoltners’ service on the compensation committee. See the “Relationships and Related Party Transactions” section of this proxy statement for more information.

Audit Committee

Eric Dobmeier, David Goel and Michelle Griffin serve on the audit committee, which is chaired by Ms. Griffin.  The audit committee met four times during fiscal year 2019, and each member attended all meetings.  Our board of directors has determined that each member of the audit committee is “independent” as that term is defined in Nasdaq rules and has sufficient knowledge in financial and auditing matters to serve on the audit committee.  In addition, our board of directors has determined that each of Mr. Dobmeier and Ms. Griffin meets the heightened independence requirements for audit committees required under Section 10A of the Exchange Act and related SEC and Nasdaq rules.  Mr. Goel does not meet these heightened independence requirements because he may be deemed to have investment and voting power over the shares of our common stock held by Matrix Fund in his capacity as the sole Managing General Partner of Matrix Capital Management, LP, and we are relying on the phase-in schedules set forth in Rule 10A-3(b)(1)(iv)(A) under the Exchange Act with respect to Mr. Goel’s service on the audit committee.  We do not believe such reliance will materially adversely affect the ability of the audit committee to act independently and to satisfy the other applicable legal requirements.

Our board of directors has determined that each member of the audit committee is an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K.  The audit committee’s responsibilities include:

•	appointing, approving the compensation of and assessing the independence of our independent registered public accounting firm;
•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

•

reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
•

recommending based upon the audit committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements should be included in our Annual Report on Form 10-K;

•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
•	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;
•	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and
•	reviewing quarterly earnings releases.

Compensation Committee

Robert Hershberg, PhD, MD, Peter Neupert and Andris Zoltners, PhD serve on the compensation committee, which is chaired by Mr. Neupert. The compensation committee met four times during fiscal year 2019, and each member attended all meetings. Our board of directors has determined that each member of the compensation committee is “independent” as that term is defined in Nasdaq rules and is a “non-employee director” under Rule 16b-3 under the Exchange Act. In addition, our board of directors has determined that each of Dr. Hershberg and Mr. Neupert meets the heightened independence requirements for compensation committee purposes under Section 10C of the Exchange Act and related SEC and Nasdaq rules. The compensation committee’s responsibilities include:

•	reviewing and approving our philosophy, policies and plans with respect to the compensation of our Chief Executive Officer;
•	making recommendations to our board of directors with respect to the compensation of our Chief Executive Officer and our other executive officers;
•	reviewing and assessing the independence of compensation advisors;
•	overseeing and administering our equity incentive plans;
•	reviewing and making recommendations to our board of directors with respect to director compensation; and
•	preparing the compensation committee reports required by the SEC, including our “Compensation Discussion and Analysis” disclosure.

The compensation committee has made most of the significant adjustments to annual compensation and determined bonus and equity awards at its first meeting of the year, typically held during the first quarter.  Specific issues considered with respect to compensation for fiscal year 2019 included salary, annual cash incentives and equity compensation in light of our anticipated initial public offering; equity compensation programming, including the development of guidelines to be used for future equity grant cycles, the proper mix of equity vehicles, providing overall pool budgeting and modeling and providing updates with regards to long-term incentive trends among peers; and the non-executive equity compensation program.  The compensation committee also considers matters related to individual current and future officer compensation, such as compensation for prospective new hires for both our established and emerging lines of business, as well as high-level issues related to compensation strategy such as efficacy of current strategy, potential modifications to the strategy, risks created by that strategy, new regulatory requirements and/or the adoption of new trends, and both recruitment and retention concerns, at various meetings throughout the year. For executives other than the Chief Executive Officer, the compensation committee solicits and considers evaluations and recommendations submitted to the committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the compensation committee with feedback from the board of directors, which determines any adjustments to the Chief Executive Officer’s compensation as well as awards to be granted. For all executives and directors as part of its deliberations, the compensation committee may review and consider, as appropriate, materials that it deems relevant.

Our compensation committee may, in its sole discretion, retain or obtain the advice of one or more compensation consultants. During fiscal year 2019, Radford (which is part of Aon plc) provided our compensation committee a competitive benchmarking assessment comprised of comparative data on the compensation levels for our executive compensation trends and practices in our industry, based upon an appropriate list of peer companies determined by management.  Radford also provided research assistance to the compensation committee in developing the peer group above.

Although our compensation committee may in the future retain and consider the advice and recommendations of independent compensation consultants as to our executive compensation program, we expect that our compensation committee will ultimately make its own decisions about these matters.  We further expect that, in the future, our compensation committee will continue to engage independent compensation consultants to provide additional guidance on our executive compensation programs and to conduct further competitive benchmarking against our peer group of publicly traded companies.  Our compensation committee will review information regarding the independence and potential conflicts of interest of any compensation consultant it may engage.

Nominating and Corporate Governance Committee

Kevin Conroy, Michael Pellini, MD and Chad Robins serve on the nominating and corporate governance committee, which is chaired by Mr. Robins. The nominating and corporate governance committee did not meet during 2019.  Our board of directors has determined that each of Mr. Conroy and Dr. Pellini is “independent” as defined in Nasdaq rules. Mr. Robins is not “independent” because he is our Chief Executive Officer and we are relying on the phase-in schedules set forth in Nasdaq listing rule 5615(b)(1) with respect to Mr. Robins’ service on the nominating and corporate governance committee. The nominating and corporate governance committee’s responsibilities include:

•	developing and recommending to the board of directors criteria for board and committee membership, which criteria is set forth in Appendix A of this proxy statement;
•	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by shareholders;
•	reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
•	identifying and screening individuals qualified to become members of the board of directors;
•	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;
•	developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines; and
•	overseeing the evaluation of our board of directors and management.

The nominating and corporate governance committee will consider director candidates recommended by shareholders on the same basis that it evaluates other nominees for director. Shareholders who wish to recommend a candidate to our nominating and corporate governance committee for consideration for nomination should send to us, at our principal executive offices, information regarding the candidate. In order to identify potential director candidates, the committee may utilize its or our existing networks or retrain a third-party recruiting firm.

At a minimum, the nominating and corporate governance committee will consider individual qualifications, including relevant career experience, strength of character, maturity of judgment and familiarity with the Company’s business and industry, in addition to the factors set forth in Appendix A of this proxy statement, as well as all other factors it considers appropriate, which may include diversity of background, existing commitments to other businesses, potential conflicts of interest, legal considerations, corporate governance background, financial and accounting background, executive compensation background and the size, composition and combined expertise of the existing board of directors.  With respect to nominations made directly by shareholders, the committee will consider the factors enumerated above: while we have no formal policy with respect to shareholder nominees, the committee will consider recommendations validly made by the Company’s shareholders pursuant to Rule 14a-8 under the Exchange Act and the Company’s Bylaws.

While the Company does not have a formal policy on diversity for members of the board of directors, the nominating and corporate governance committee values the need for diversity of director skills and viewpoints when considering new candidates.

Compensation Committee Interlocks and Insider Participation

During 2019, Robert Hershberg, PhD, MD, Peter Neupert and Andris Zoltners, PhD served as members of our compensation committee.  None of the members of our compensation committee has during the prior fiscal year been one of our officers or employees or, except for Dr. Zoltners, had a relationship requiring disclosure under “Relationships and Related Party Transactions.” None of our executive officers currently serves, nor in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

With respect to Dr. Zoltners, until August 2019, we were party to a management services agreement with ZS Associates, pursuant to which ZS Associates provided us with certain sales and marketing services pursuant to agreed-upon work orders. Dr. Zoltners is a current Director and a Founding Director of ZS Associates. For the fiscal year ended December 31, 2019, we paid ZS Associates $229,000 for services provided under the management services agreement. See “Relationships and Related Party Transactions.”

CODE OF CONDUCT

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on our website at www.adaptivebiotech.com. If we make any substantive amendments to, or grant any waivers from, the code for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

DIRECTOR COMPENSATION

The following table presents the total compensation for each person who served as a non-employee member of our board of directors during the year ended December 31, 2019. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any additional equity awards or non-equity awards to or pay any other compensation to any of the non-employee members of our board of directors in 2019. We reimburse non-employee members of our board of directors for reasonable travel and out-of-pocket expenses incurred in attending meetings of our board of directors and committees of our board of directors. Mr. Tom Willis resigned from our board of directors in January 2019 without receiving any compensation during the year ended December 31, 2019, so we have not included him in the table below. Dr. Arnold Levine resigned from our board of directors in March 2019 and received equity compensation, but did not receive any cash compensation, during the year ended December 31, 2019.

We also do not, and do not expect to, provide separate compensation to our directors who are also our employees, such as Chad Robins, our Chief Executive Officer. Mr. Robins’ compensation as our principal executive officer in 2019 is reported in the “Executive Compensation” section of this proxy statement.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total ($)
Kevin Conroy(2)	20,000	789,750	809,750
Eric Dobmeier(3)	20,000	91,884	111,884
David Goel(4)	20,000	—	20,000
Michelle Griffin(5)	30,000	798,250	828,250
Robert Hershberg, PhD, MD(6)	20,000	68,913	88,913
Peter Neupert(7)	45,000	114,855	159,855
Michael Pellini, MD(8)	20,000	68,913	88,913
Andris Zoltners, PhD(9)	20,000	68,913	88,913
Arnold Levine(10)	—	68,913	68,913

(1)

In accordance with SEC rules, amounts in this column reflect the aggregate grant date fair value of stock options granted during 2019 computed in accordance with ASC Topic 718, Compensation—Stock Compensation (“ASC 718”), rather than the amounts paid or realized by the named individual.  We provide information regarding the assumptions used to calculate the value of all stock options made to our directors in Note 12 to our audited financial statements filed with our Annual Report on Form 10-K for the year ended December 31, 2019.

(2)	As of December 31, 2019, Mr. Conroy held options to purchase 125,000 shares of our common stock, none of which were vested and exercisable as of such date.

(3)	As of December 31, 2019, Mr. Dobmeier held options to purchase 115,000 shares of our common stock, 92,916 of which were vested and exercisable as of such date.
(4)	Mr. Goel did not hold any outstanding equity awards as of December 31, 2019.
(5)	As of December 31, 2019, Ms. Griffin held options to purchase 125,000 shares of our common stock, none of which were vested and exercisable as of such date.
(6)	As of December 31, 2019, Dr. Hershberg held options to purchase 160,000 shares of our common stock, 157,500 of which were vested and exercisable as of such date.
(7)	As of December 31, 2019, Mr. Neupert held options to purchase 305,000 shares of our common stock, 300,833 of which were vested and exercisable as of such date.
(8)	As of December 31, 2019, Dr. Pellini held options to purchase 165,000 shares of our common stock, 81,250 of which were vested and exercisable as of such date.
(9)	As of December 31, 2019, Dr. Zoltners held options to purchase 180,000 shares of our common stock, 177,500 of which were vested and exercisable as of such date.
(10)	As of December 31, 2019, Dr. Levine held options to purchase 52,084 shares of our common stock, 49,584 of which were vested and exercisable as of such date.

Our board of directors has adopted a non-employee director compensation policy, effective July 2019, that is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Specifically, we provide $40,000 annual cash payments, payable quarterly, to each director who is not an employee of ours, with additional amounts for those serving as Lead Independent Director and chairpersons of our audit, compensation, and nominating and corporate governance committees, as set forth below:

Additional Annual Fee ($)
Lead Independent Director	35,000
Audit Committee Chairperson	20,000
Compensation Committee Chairperson	15,000
Nominating and Corporate Governance Committee Chairperson	10,000

In addition, subject to board discretion, each non-employee director initially elected or appointed to our board of directors will receive an option to purchase that number of shares that has a value equivalent to $340,000, with value determined in accordance with reasonable assumptions and methodologies for calculating the fair value of options under ASC 718 on the date of such director’s election or appointment to the board of directors, with 25% of the shares vesting on the first anniversary of the vesting commencement date and 1/48th of the shares vesting in equal monthly installments thereafter, subject to continuous service through each applicable vesting date.

On the date of the first meeting of our board of directors of each calendar year, each continuing non-employee director will also receive an option to purchase that number of shares that has a value equivalent to $170,000, with value determined in accordance with reasonable assumptions and methodologies for calculating the fair value of options under ASC 718, which will vest in equal monthly installments over one year, subject to continued service as a director through such vesting date.

The aggregate amount of compensation under our 2019 Equity Incentive Plan (the “2019 Plan”), including both the grant date fair value of equity compensation and cash compensation, paid to any non-employee director in a calendar year will not exceed $750,000 for the first year of service and $600,000 for each year of service thereafter. With respect to Mr. Conroy and Ms. Griffin, their awards in 2019 were granted under our 2009 Equity Incentive Plan (the “2009 Plan”) prior to our initial public offering. All future awards will be in accordance with the 2019 Plan, including these limitations.

PROPOSAL 1

ELECTION OF DIRECTORS

Pursuant to our Articles of Incorporation and our Bylaws, the total number of directors constituting the board of directors is fixed from time to time by the board. The current authorized number of directors is fixed at nine. The board of directors is divided into three classes, each containing as nearly as possible an equal number of directors. The current term of office of our Class I directors expires at the Annual Meeting, while the term for our Class II directors will expire at our 2021 annual meeting of shareholders and the term for our Class III directors expires at our 2022 annual meeting of shareholders. Based upon the recommendation of our nominating and corporate governance committee, the board has nominated David Goel, Robert Hershberg, PhD, MD and Andris Zoltners, all current Class I directors, for re-election at the Annual Meeting. Each director elected at the Annual Meeting will serve a three-year term expiring at the 2023 annual meeting of shareholders and until his or her successor is duly elected and qualified as a Class I Director, or until his or her earlier death, resignation or removal. At the Annual Meeting, proxies cannot be voted for a greater number of individuals than the three nominees named in this proxy statement.

The board of directors and the nominating and governance committee believe the skills, qualities, attributes and experience of our directors provide us with business acumen and a diverse range of perspectives to engage each other and management to effectively address our evolving needs and represent the best interests of our shareholders.

Vacancies on the board, including any vacancy created by an increase in the size of the board, may be filled only by a majority of the directors remaining in office, even though less than a quorum of the board, or a sole remaining director. A director elected by the board to fill a vacancy will serve until the next election of the class of directors for which such director was chosen and until such director’s successor is elected and qualified, or until such director’s earlier retirement, resignation, disqualification, removal or death.

If any nominee should become unavailable for election prior to the Annual Meeting, an event that currently is not anticipated by the board of directors, the proxies will be voted in favor of the election of a substitute nominee or nominees proposed by the board of directors or the number of directors may be reduced accordingly. Each nominee has agreed to serve if elected and the board of directors has no reason to believe that any nominee will be unable to serve.

Our Directors

Our continuing directors and their respective ages (as of April 24, 2020) and designation are as follows:

Name	Age	Director Designation
David Goel	50	Class I Director
Robert Hershberg, PhD, MD	57	Class I Director
Andris Zoltners, PhD	74	Class I Director
Michelle Griffin	54	Class II Director
Eric Dobmeier	51	Class II Director
Peter Neupert	64	Class II Director
Chad Robins	45	Class III Director
Kevin Conroy	54	Class III Director
Michael Pellini, MD	54	Class III Director

Information about Class I Director Nominees

Set forth below is biographical information for each nominee and a summary of the specific qualifications, attributes, skills and experiences which led our board of directors to conclude that each nominee should serve on the board at this time. In order to better understand the biographical information set forth below, please note that Adaptive Biotechnologies Corporation was formed in September 2009 and our initial public offering closed in July 2019.

David Goel has served on our board of directors since September 2016.  Mr. Goel is Co-Founder and sole Managing General Partner of Matrix Capital Management Company, LP, an investment fund focused on technology and life sciences.  Mr. Goel serves as a director on several private company boards and previously served as a director of Popular, Inc., a public financial services company.  He is a member of the Board of Trustees of The Winsor School and the Museum of Fine Arts in Boston, Massachusetts.  Mr. Goel holds a BA, magna cum laude, from Harvard University.  We believe Mr. Goel is qualified to serve on our board of directors based on his extensive risk management, corporate governance and capital markets experience.

Robert Hershberg, PhD, MD has served on our board of directors since February 2013.  Dr. Hershberg has been employed in positions of ascending responsibility at Celgene Corporation since August 2014, and currently serves as Executive Vice President, Business Development and Global Alliances.  Dr. Hershberg previously served in several roles at VentiRx Pharmaceuticals, Inc., a clinical stage biopharmaceutical company, which he co-founded in 2006, and was Chief Executive Officer of VentiRx from 2012 until the company’s acquisition by Celgene in February 2017.  Dr. Hershberg currently serves on the board of directors of Nanostring Technologies, Inc., a public company, and as a clinical faculty member at the University of Washington School of Medicine.  Dr. Hershberg holds a PhD in Biology from the University of California, San Diego’s Affiliated PhD Program with the Salk Institute for Biological Studies and an MD and a BA from the University of California, Los Angeles.  We believe Dr. Hershberg is qualified to serve on our board of directors based on his extensive technical expertise and executive leadership in the biotechnology industry.

Andris Zoltners, PhD, has served on our board of directors since December 2009.  Dr. Zoltners currently serves as a Director of ZS Associates, Inc. (“ZS Associates”), a global management consulting firm, which he co-founded in 1983.  Dr. Zoltners currently serves as a professor emeritus of Marketing at the Kellogg School of Management at Northwestern University and previously served as a member of the Business School Faculty at the University of Massachusetts.  Dr. Zoltners holds a PhD and an MSIA in Industrial Administration from Carnegie Mellon University, an MS in Mathematics from Purdue University and a BS in Mathematics from the University of Miami. We believe Dr. Zoltners is qualified to serve on our board of directors based on our review of his experience, qualifications, attributes and skills, including his extensive executive leadership and marketing qualifications.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE THREE NAMED CLASS I DIRECTOR NOMINEES.

Information about Other Directors Not Standing for Election at this Meeting

Class II Directors with Terms Expiring at the 2021 Annual Meeting

Michelle Griffin has served on our board of directors since March 2019. Ms. Griffin currently serves on the board of directors of Acer Therapeutics, Inc., a public company, including as chair of the audit committee. Ms. Griffin also currently serves on the board of directors of HTG Molecular Diagnostics, Inc., a public company, including as chair of the audit committee. Ms. Griffin previously served on the board of directors and as chair of the audit committee of PhaseRx, Inc., formerly a public company, from 2016 to 2018, OncoGenex Pharmaceuticals Inc. (now Achieve Life Sciences, Inc.) from 2008 to 2011 and Sonus Pharmaceuticals, Inc., (now Achieve Life Sciences, Inc.), from 2004 to 2008. Ms. Griffin served as Executive Vice President, Operations, and Chief Financial Officer at OncoGenex Pharmaceuticals, Inc. from 2011 to 2013, served as Acting Chief Executive, Senior Vice President and Chief Operating Officer at Trubion Pharmaceuticals, Inc. from 2009 until its acquisition in 2010 and as its Chief Financial Officer from 2006 to 2009 and served as Senior Vice President and Chief Financial Officer of Dendreon Corp. from 2005 to 2006. Ms. Griffin holds a BS in marketing from George Mason University and an MBA from Seattle University. We believe Ms. Griffin is qualified to serve as a member of our board of directors based on our review of her extensive operational experience in the biotechnology industry and deep experience in public company financial matters.

Eric Dobmeier has served as a member of our board of directors since September 2016. Mr. Dobmeier has served as the President and Chief Executive Officer of Chinook Therapeutics, Inc., a biotechnology company, since April 2019. From January 2018 to June 2018, Mr. Dobmeier served as President and Chief Executive Officer of Silverback Therapeutics, Inc. and from 2002 to 2017, Mr. Dobmeier held positions of increasing responsibility at Seattle Genetics, Inc., a public biotechnology company, most recently as Chief Operating Officer from June 2011 to December 2017. Prior to joining Seattle Genetics, Mr. Dobmeier was an attorney with the law firms of Venture Law Group and Heller Ehrman LLP, where he represented technology companies in connection with public and private financings, mergers and acquisitions and corporate partnering transactions.  Mr. Dobmeier currently serves on the board of directors of Atara Biotherapeutics, Inc., a publicly traded biotechnology company. He holds a JD from the University of California, Berkeley School of Law and an AB in History from Princeton University. We believe Mr. Dobmeier is qualified to serve on our board of directors based on his extensive experience in the biotechnology industry as an executive officer and director.

Peter Neupert has served as a member of our board of directors since December 2013. Mr. Neupert currently serves as a member of the Board of Trustees of Fred Hutchinson Cancer Center. Mr. Neupert served as an Operating Partner at Health Evolution Partners, a private equity fund, from February 2012 to July 2014. Prior to joining Health Evolution Partners, Mr. Neupert served as Corporate Vice President, Health Solutions Group at Microsoft from August 2005 to January 2012, and as the Chief Executive Officer and Chairman of the board of directors of Drugstore.com, which he founded in 1998. Mr. Neupert currently serves on the board of directors of Laboratory Corporation of America Holdings, a public clinical laboratory company, and he previously served as a member of the board of directors of NextGen Healthcare, Inc., a public software company, and several private companies. Mr. Neupert holds an MBA from the Tuck School of Business at Dartmouth College and a BA in Philosophy from Colorado College. We believe Mr. Neupert is qualified to serve on our board of directors based on his extensive experience in leadership roles in the health services sector and as a member of the board of directors of several organizations in the biotechnology industry.

Class III Directors with Terms Expiring at the 2022 Annual Meeting

Chad Robins co-founded our company in September 2009 and has served as our Chief Executive Officer and a member of our board of directors since incorporation. Prior to co-founding our company, Mr. Robins held numerous executive-level positions in medical technology, investment and real estate companies. Mr. Robins holds an MBA from The Wharton School at the University of Pennsylvania and a BS in Managerial Economics from Cornell University. We believe Mr. Robins is qualified to serve as a member of our board of directors based on our review of his experience, qualifications, attributes and skills, including co-founding our company and his executive leadership experience in the biotechnology industry.

Kevin Conroy has served on our board of directors since April 2019. Mr. Conroy has served as the President, Chief Executive Officer and Chairman of the board of directors of Exact Sciences Corporation, a public molecular diagnostic company, since March 2009. Mr. Conroy also serves on the board of directors of Epizyme, Inc., a public clinical-stage biopharmaceutical company, and Arya Sciences Acquisition Corp., a public special purpose acquisition company sponsored by an affiliate of Perceptive Advisors LLC. Prior to joining Exact Sciences Corporation, Mr. Conroy served as President and Chief Executive Officer of Third Wave Technologies, Inc., a molecular diagnostics company, from 2005 to 2008. Mr. Conroy holds a JD from the University of Michigan Law School and a BS in Electrical Engineering from Michigan State University. We believe Mr. Conroy is qualified to serve on our board of directors because of his extensive business, legal and executive leadership experience in the biotechnology industry.

Michael Pellini, MD, has served on our board of directors since February 2018.  Dr. Pellini currently serves as a Managing Partner of Section 32, LLC, a technology and life sciences-based venture capital fund.  Dr. Pellini currently serves as a member of the board of directors of the Personalized Medicine Coalition and the Mission Hospital Foundation and several private companies.  Dr. Pellini previously served as Chairman of the board of directors, Chief Executive Officer and President at Foundation Medicine, Inc., a molecular information company, which was acquired by F. Hoffmann-La Roche Ltd. in 2018.  Dr. Pellini holds an MD from Jefferson Medical College, an MBA from Drexel University and a BA in Economics from Boston College.  We believe Dr. Pellini is qualified to serve on our board of directors because of his medical and clinical experience in the biotechnology industry.

EXECUTIVE OFFICERS

The following table sets forth certain information about our executive officers:

Name	Age	Position(s)
Chad Robins	45	Chief Executive Officer, Co-Founder, Director and Chairman
Julie Rubinstein	48	President
Harlan Robins, PhD	47	Chief Scientific Officer and Co-Founder
Chad Cohen	45	Chief Financial Officer
Mark Adams	53	Chief Technical Officer
Lance Baldo, MD	47	Chief Medical Officer
Francis Lo	39	Chief People Officer
Sharon Benzeno, PhD	46	Chief Business Development Officer
Charles Sang	52	Senior Vice President, Diagnostics, clonoSEQ
Jyoti Palaniappan	45	Senior Vice President, Diagnostics, immunoSEQ Dx
Nancy Hill	56	Executive Vice President, Operations and Program Management
Stacy Taylor	60	Senior Vice President and General Counsel

The following is a biographical summary of the experience of our executive officers, with the exception of Chad Robins, whose biographical summary is set forth under the caption “Our Directors – Class III Directors with Terms Expiring at the 2022 Annual Meeting”.

Julie Rubinstein has served as our President since February 2018. Prior to becoming our President, Ms. Rubinstein served as our Chief Business Officer from January 2016 to February 2018, and our head of Corporate and Business Development from April 2011 to January 2016. Prior to joining us, Ms. Rubinstein held various worldwide commercial development roles at Pfizer Inc.’s Oncology division, primarily focusing on cancer immunotherapy. She also served in various roles with Johnson & Johnson Services, Inc., including in Europe. Ms. Rubinstein currently serves on the Board of Trustees for The Valerie Fund, a pediatric oncology organization in New Jersey and New York. Ms. Rubinstein holds an MBA from Harvard Business School and dual undergraduate degrees from The Wharton School and Annenberg School of Communications at the University of Pennsylvania.

Harlan Robins, PhD, co-founded our company in September 2009 and has served as either our Chief Scientific Officer or our Head of Innovation since incorporation. Dr. Robins has served in various roles in the Computational Biology Program at Fred Hutchinson Cancer Center, including as an Assistant Faculty Member from 2006 to 2011, as an Associate from 2011 to April 2016 and as a Full Member and the Head of the program from April 2016 to June 2019. Dr. Robins holds a BS in Physics from Harvard University and a master’s degree and PhD in Physics from the University of California, Berkeley with a visiting appointment to the California Institute of Technology. Dr. Robins received postdoctoral appointments in the particle theory group at the Weizmann Institute of Science in Israel and at the Institute for Advance Study at Princeton University. At Princeton, Dr. Robins developed bioinformatics algorithms for micro RNA targets and bacterial genome analysis.

Chad Cohen has served as our Chief Financial Officer since August 2015. Prior to joining us, Mr. Cohen served as the Chief Financial Officer of Zillow Group, Inc., a public company that operates a real estate marketplace, from March 2011 to August 2015, where he also served as Corporate Controller from June 2006 to March 2011 and Vice President of Finance from September 2010 to March 2011. Prior to joining Zillow, Mr. Cohen served as Assistant Controller and Financial Integrity Manager at Ticketmaster Entertainment, Inc. from 2003 to 2006. Prior to becoming our Chief Financial Officer, Mr. Cohen served on our board of directors from February 2015 to August 2015. Mr. Cohen also served on the board of directors of Trupanion, Inc., a public pet insurance company, including as chair of the audit committee, from December 2015 to June 2019. Mr. Cohen holds a BS in Business Administration from Boston University.

Mark Adams has served as our Chief Technical Officer since April 2020.  Prior to joining us, Dr. Adams served as Managing Director of SVB Leerink, a health and life-sciences focused investment bank, from April 2018 to March 2020.  Prior to joining SVB Leerink, from September 2016 to April 2018, he served as Chief Information Officer for Celmatix, Inc., a biotechnology company specializing in reproductive health, and from September 2013 to April 2016, he served as Chief Information Officer for Good Start Genetics, a molecular genetic information company.  His other experience includes work developing unique data warehousing and machine learning approaches and the development of a leading biomedical informatics consulting practice. Dr. Adams holds a B.A. from Oberlin College and a PhD. from Baylor College.

Lance Baldo, MD, has served as our Chief Medical Officer since May 2019. From March 2010 to April 2019, Dr. Baldo served in various roles of ascending responsibility with the Roche Group, a global healthcare company, and its affiliates, including most recently as Senior Vice President and Head of U.S. Medical Affairs of Genentech. Prior to joining the Roche Group, Dr. Baldo served as Global Vice President, Medical Science and Affairs at The Medicines Company, a public biopharmaceuticals company, from October 2004 to February 2010. Dr. Baldo holds an MD from the University of Connecticut School of Medicine and a BA in Biology from John Hopkins University.

Francis Lo, has served as our Chief People Officer since April 2019. Prior to joining us, from March 2017 to April 2019 Mr. Lo served as Vice President, Human Resources at Whole Foods Market, Inc., a wholly-owned subsidiary of Amazon.com, Inc. that operates natural and organic food supermarkets. From August 2011 to March 2017, Mr. Lo also served in various roles of ascending responsibility with Starbucks Corporation, a public specialty coffee company, including as Director, Global Talent Management from October 2015 to March 2017. Mr. Lo holds an MBA in Business Administration from Stanford University Graduate School of Business and a BA in the Plan II Honors Program (Interdisciplinary Studies with Business Focus) from the University of Texas at Austin.

Sharon Benzeno, PhD, has served as our Chief Business Development Officer since April 2020 and before this, our Senior Vice President, Drug Discovery since February 2018 and, before that, in business development roles of ascending responsibility with us since September 2014. Prior to joining us, Dr. Benzeno served as Senior Director at Elsevier Inc., a healthcare informatics company, from December 2013 to September 2014, as Senior Manager in the oncology business unit at Capgemini SE, a French consulting and technology services company, from May 2011 to December 2013, and as Oncology Alliance Manager and Senior Scientific Manager at AstraZeneca plc from September 2005 to May 2011. Dr. Benzeno holds a PhD in Biomedical Sciences from New York University School of Medicine, an MBA in Finance and Leadership from New York University Stern School of Business and a BA in Biochemistry from New York University. Dr. Benzeno completed a postdoctoral fellowship in cancer biology at the University of Pennsylvania Abramson Cancer Center.

Charles Sang has served as our Senior Vice President, Diagnostics, clonoSEQ, since March 2020 and before this, our Senior Vice President, Clinical Diagnostics, since April 2016. Prior to joining us, Mr. Sang served as the Vice President of Global Diagnostics for Nanostring Technologies, Inc., a public biotechnology company, from November 2012 to April 2016, and as the Marketing Director at Seattle Genetics, a public biotechnology company, from July 2010 to November 2012. Mr. Sang holds a BA in Psychology and Human Services from National Louis University and a master’s degree in Social Work from New Mexico State University.

Jyoti Palaniappan has served as our Senior Vice President, Diagnostics, immunoSEQ Dx since March 2020.  Prior to joining us, Mr. Palaniappan served as Chief Commercial Officer for Bigfoot Biomedical, Inc., a medical technology startup specializing in diabetes care, from July 2018 to March 2020.  Prior to Bigfoot, Mr. Palaniappan held various worldwide commercial executive roles at Abbott Laboratories, a public global health company, for their Diabetes Care Division from 2007 to 2018.  In addition, he served in various commercial leadership roles at Thermo Scientific Inc. from 2004 to 2007 and served as a consultant at McKinsey & Company from 2000 to 2004.  He holds an MBA/MPH from Emory University and a BS in Biology from University of Michigan.

Nancy Hill has served as our Executive Vice President, Operations and Program Management or other similar capacities since December 2013. Prior to joining us, Ms. Hill served as Vice President, Sales and Marketing and a member of the executive team at Spiration, Inc. from 2007 to 2013. Ms. Hill also served at Berlex Oncology as Vice President, Marketing from 2004 to 2005 and as Marketing Director from 2002 to 2004. Prior to that time, Ms. Hill held various positions of increasing responsibility on the new products and oncology commercial teams at Immunex Corporation and Amgen Inc. Ms. Hill holds an MBA from the Kellogg School of Management at Northwestern University and a BA in Business Administration from the University of Washington.

Stacy Taylor has served as our Senior Vice President and General Counsel since March 2019, and before that, in the legal department in roles of ascending responsibility with us since March 2018. Prior to joining us, Ms. Taylor served as Senior Associate General Counsel for BTG International plc, a global specialist healthcare company, from July 2017 to March 2018. Prior to joining BTG, Ms. Taylor was a partner at the law firm of DLA Piper LLP (US) from 2007 to 2017. Ms. Taylor holds a JD from California Western School of Law and a BS in Biological Sciences, Anatomy and Physiology from California Polytechnic State University at San Luis Obispo.

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. For the fiscal year ended December 31, 2019, our “named executive officers” and their positions were as follows:

•	Chad Robins, Chairman, Chief Executive Officer and Co-Founder;
•	Lance Baldo, Chief Medical Officer; and
•	Harlan Robins, PhD, Chief Scientific Officer and Co-Founder.

Summary Compensation Table

The following table represents information regarding the total compensation awarded to, earned by or paid to our named executive officers during the fiscal years ended December 31, 2018 and December 31, 2019:

Name and Principal Position	Year		Salary ($)(1)	Bonus ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)		Total ($)
Chad Robins Chairman and Chief Executive Officer	2019 2018		492,555 422,815	— —	1,977,676 2,505,343	385,950 266,500	(4) (5)	2,856,181 3,194,658

Lance Baldo, MD Chief Medical Officer	2019 2018	(6)	311,490 —	237,500 —	3,158,400 —	— —		3,707,390 —
Harlan Robins, PhD Chief Scientific Officer	2019 2018		431,846 348,938	— —	1,977,676 1,670,228	237,500 158,500	(4) (5)	2,647,022 2,177,666

(1)

Following the completion of our annual performance and review cycle, Mr. Robins’ and Dr. Robins’ annual salaries were increased from $426,420 to $514,600, effective April 2019, and from $362,250 to $385,200, effective April 2019, respectively. Dr. Robins’ salary was subsequently adjusted upward to $475,000 in June 2019.

(2)	Represents a bonus for fiscal year 2019 provided to Dr. Baldo in connection with his joining the Company as Chief Medical Officer in May 2019.
(3)

In accordance with SEC rules, amounts in this column reflect our preliminary estimates of aggregate grant date fair value of stock options granted computed in accordance with ASC 718, rather than the amounts paid or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock options made to our named executive officers in Note 12 to our audited financial statements filed with our Annual Report on Form 10-K for the year ended December 31, 2019.

(4)

For 2019, represents bonuses paid based upon the board of directors’ assessment of the achievement of corporate performance objectives for the year ended December 31, 2019, which were paid in March 2020. See “Non-Equity Incentive Plan Awards” below for details of the award plan and awards.

(5)	Represents bonuses paid in March 2019 based upon the board of directors’ assessment of the achievement of corporate performance objectives for the year ended December 31, 2018.
(6)	Dr. Baldo joined the Company in May 2019.

Base Salary

The compensation committee conducted its annual review of the base salaries of the Company’s named executive officers in the first quarter of 2020. The following table sets forth the 2018, 2019 and 2020 base salaries for each of Mr. Robins, Dr. Baldo and Dr. Robins.

Named Executive Officers	2018 Base Salary (at year-end)	2019 Base Salary (at year-end)	2020 Base Salary(1)
Chad Robins	$426,420	$514,600	$625,000
Lance Baldo, MD	N/A	$475,000	$480,000
Harlan Robins, PhD	$362,250	$475,000	$500,000

(1)	The 2020 base salaries were made effective on April 2020.

Non-Equity Incentive Plan Awards

We grant non-equity incentive plan awards intended to create a direct correlation between the executive’s role and responsibilities and the ability to earn variable pay. Goals are a weighted mix of corporate goals, including revenue achievements and milestone achievements related to long-term projects such as the TCR-Antigen Map, and regulatory submission goals. During the fiscal year ended December 31, 2019, our named executive officers were eligible to earn cash-based awards based on the achievement of corporate performance objectives. For the fiscal year ended December 31, 2019, Chad Robins and Dr. Harlan Robins had an annual bonus opportunity targeted at 75% and 50%, respectively, of each’s base salary. We have based the annual bonus opportunity for each of our named executive officers, with the exception of Dr. Baldo for 2019, 100% on the achievement of corporate performance objectives.

For fiscal year 2020, bonus targets were determined based upon individual and corporate goals set by our board of directors as our board deemed appropriate given the performance of the Company, including revenue achievements and milestone achievements related to long-term projects and individual goals related to the individual’s contribution to the Company’s overall performance in 2020.  The bonus targets for Mr. Robins, Dr. Baldo and Dr. Robins for 2020 are 80%, 50% and 50%, respectively, of each’s base salary.

Long-Term Equity Incentive Awards

We grant equity incentive awards intended to align the interests of our named executive officers with those of our shareholders and to motivate them to make impactful contributions to our performance. These awards are all subject to time-based vesting conditions, and all named executive officers received equity incentive awards in 2019. All of our named executive officers received non-qualified stock options during fiscal year 2019.  The stock options typically have a ten-year term and vest with respect to 25% on or around the first anniversary of the grant date and then in 36 equal monthly installments thereafter.

EMPLOYMENT ARRANGEMENTS WITH OUR NAMED EXECUTIVE OFFICERS

Chad Robins

We are party to an amended and restated employment agreement with Mr. Robins, pursuant to which we employ him on an at-will basis. Under the agreement, Mr. Robins is eligible to participate in our fringe benefit plans, including group health insurance and vacation programs.  In addition, Mr. Robins may be granted equity incentive awards under our 2019 Plan, and any equity incentive awards granted to him under our 2009 Plan is subject to the terms and provisions of the applicable award documentation.  All existing and future equity incentive awards granted to Mr. Robins are or will be subject to the terms set forth in the amended and restated employment agreement providing for 100% acceleration of vesting upon a termination of his employment by us other than for death, disability or Cause within the period beginning three months prior to and 12 months following a Change in Control.

We are also party to an employee non-disclosure and assignment agreement with Mr. Robins, under which Mr. Robins has agreed (1) not to compete with us for a period of one year after the termination of his or employment, (2) not to solicit our employees during his employment and for a period of one year after the termination of such employment, (3) to protect our confidential and proprietary information and (4) to assign to us related intellectual property developed during the course of his employment.

Lance Baldo, MD

We are party to an amended and restated employment agreement with Dr. Baldo, pursuant to which we employ him on an at-will basis. Under the agreement, Dr. Baldo is eligible to participate in our fringe benefit plans, including group health insurance and vacation programs. All existing and future equity incentive awards granted to Dr. Baldo are or will be subject to the terms set forth in the amended and restated employment agreement providing for 100% acceleration of vesting upon a termination of his employment by us other than for death, disability or Cause within the period beginning three months prior to and 12 months following a Change in Control.  In consideration of this acceleration, Dr. Baldo has agreed not to compete with us or solicit any of our employees for a period of one year following his date of termination in connection with a Change in Control.

We are also party to an employee non-disclosure and assignment agreement with Dr. Baldo, under which Dr. Baldo has agreed (1) not to solicit our employees during his employment and for a period of one year after the termination of such employment, (2) to protect our confidential and proprietary information and (3) to assign to us related intellectual property developed during the course of his employment.

In addition, we have entered into an executive severance agreement with Dr. Baldo, which provides that if we terminate Dr. Baldo for a reason other than Cause or he resigns for Good Reason (in each case an “Involuntary Termination”), Dr. Baldo shall, subject to his execution of a release of claims in our favor, be entitled to receive a lump sum severance payment based upon the length of his employment and a multiple of his then-current base salary.  If the Involuntary Termination occurs prior to the first anniversary of his start date, Dr. Baldo shall receive twelve months of his base salary.  If the Involuntary Termination occurs on or after the first anniversary but before the second anniversary of his start date, Dr. Baldo shall receive six months of his base salary, and if the Involuntary Termination occurs on or after the second anniversary of his start date, Dr. Baldo shall receive three months of his base salary.  Further, in the event of an Involuntary Termination, 25% of Dr. Baldo’s then-unvested shares subject to that certain option grant dated May 6, 2019 shall become vested and exercisable and the option expiration date for such grant shall be automatically extended to the second anniversary of the date of such Involuntary Termination.

“Good Reason” means, without Dr. Baldo’s written consent: (1) the material diminution of his title or of any of his material duties or responsibilities, (2) a reduction in his base salary, other than in connection with a simultaneous and proportionate reduction in the base salary of all of our other executive officers that does not exceed 10% of each such executive officer’s base salary or (3) he is required to move more than 35 miles from his current residence, except if our San Francisco office is closed and he is required to move to Seattle.

Harlan Robins, PhD

We are party to an amended and restated employment agreement with Dr. Robins, pursuant to which we employ him on an at-will basis. Under the agreement, Dr. Robins is eligible to participate in our fringe benefit plans, including group health insurance and vacation programs. All existing and future equity incentive awards granted to Dr. Robins are or will be subject to the terms set forth in the amended and restated employment agreement providing for 100% acceleration of vesting upon a termination of his employment by us other than for death, disability or Cause within the period beginning three months prior to and 12 months following a Change in Control.

We are also party to an employee non-disclosure and assignment agreement with Dr. Robins, under which Dr. Robins has agreed (1) not to compete with us for a period of one year after the termination of his or employment, (2) not to solicit our employees during his employment and for a period of one year after the termination of such employment, (3) to protect our confidential and proprietary information and (4) to assign to us related intellectual property developed during the course of his employment.

Certain Definitions

For purposes of the employment agreements of each of our named executive officers:

“Cause” means (1) theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit or falsification of any of our documents or records by the executive, (2) the executive’s material failure to abide by our code of conduct or other policies, (3) the executive’s unauthorized use, misappropriation, destruction or diversion of our assets or corporate opportunity, (4) any intentional act by the executive which has a material detrimental effect on our reputation or business, (5) the executive’s repeated failure or inability to perform any reasonable assigned duties after written notice of, and a reasonable opportunity to cure, such failure or inability, (6) the executive’s material breach of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the executive and us, which breach is not cured pursuant to the terms of such agreement or (7) the executive’s conviction of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the executive’s ability to perform his or her duties with us.

“Change in Control” means (1) any person or entity becoming a beneficial owner of our securities representing more than 50% of the total fair market value or total combined voting power of our then-outstanding securities entitled to vote generally in the election of directors, unless such degree of beneficial ownership results from (a) an acquisition by a person or entity who was a beneficial owner of more than 50% of such voting power on the effective date of our 2009 Plan, (b) any acquisition directly from us, (c) any acquisition by us, a trustee or other fiduciary under our employee benefit plan, or an entity owned by our shareholders in substantially the same proportions as their ownership of our voting securities; or (2) an ownership change transaction in which our shareholders immediately before such transaction do not retain immediately after the transaction, direct or indirect beneficial ownership of more than 50% of the total combined voting power of our outstanding securities entitled to vote generally in the election of directors or the entity to which our assets were transferred; or (3) our liquidation or dissolution. Notwithstanding the foregoing, a “change in control” does not include a transaction described in (1) or (2) in which a majority of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of our incumbent directors.

Outstanding Equity Awards at December 31, 2019

The following table presents information regarding outstanding equity awards held by our named executive officers as of December 31, 2019. All awards were granted under our 2009 Plan.

	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Chad Robins(1)	12/20/2011	780,000	(2)	—	0.33	12/20/2021
Chairman and Chief Executive Officer	6/9/2015	800,000	(3)	—	6.32	6/9/2025
	2/7/2018	312,500	(4)	287,500	6.55	2/7/2028
	2/7/2019	—	(5)	410,000	7.27	2/7/2029

Lance Baldo, MD (1)	5/6/2019	—	(6)	500,000	7.80	5/6/2029
Chief Medical Officer

Harlan Robins, PhD(1)	6/9/2015	600,000	(3)	—	6.32	6/9/2025
Chief Scientific Officer	2/7/2018	208,333	(4)	191,667	6.55	2/7/2028
	2/7/2019	—	(5)	410,000	7.27	2/7/2029

(1)

Each equity award is subject to the acceleration of vesting provisions in each named executive officer’s amended and restated employment agreement, as set forth above in the section titled “— Employment Arrangements with our Named Executive Officers .”

(2)

The shares underlying this option vested 25% on January 1, 2013, then in 36 equal monthly installments thereafter.  On November 22, 2019, Mr. Robins entered into, with respect to this option, a pre-arranged, written plan that is intended to satisfy the requirements of Rule 10b5-1(c) under the Securities Exchange Act of 1934 (the “10b5-1 Plan”).  The purpose of the 10b5-1 Plan is to dispose of the remaining portion of this option in an orderly manner prior to its expiration in 2021.   Mr. Robins intends to exercise all shares covered by the option and sell such shares in an orderly manner through the 10b5-1 Plan or a successor pre-arranged written plan based upon a predetermined formula, schedule of dates and minimum prices.  Mr. Robins previously informed the Company that he has entered into the 10b5-1 Plan to exercise the option in such orderly fashion to avoid loss of the option through expiration and will use the proceeds in pursuit of structured diversification related to his overall financial holdings, and that he will disclose trades under the 10b5-1 Plan publicly in accordance with SEC requirements.  Excluding the shares issuable under this stock option award, Mr. Robins beneficially owns over 4,000,000 shares of Company common stock and vested stock options (including shares issuable upon exercise of options exercisable within 60 days of April 1, 2020) as of April 1, 2020.  See “Security Ownership of Certain Beneficial Owners and Management” for more details as to Mr. Robins’ beneficial ownership as of April 1, 2020.

(3)	The shares underlying this option vested 25% on June 8, 2016, then in 36 equal monthly installments thereafter.
(4)	The shares underlying this option vested 25% on November 1, 2018, then in 36 equal monthly installments thereafter.
(5)	The shares underlying this option vested 25% on January 1, 2020, then in 36 equal monthly installments thereafter.
(6)	The shares underlying this option will vest 25% on May 6, 2020, then in 36 equal monthly installments thereafter.

EMPLOYEE BENEFIT AND EQUITY COMPENSATION PLANS

2019 Equity Incentive Plan

Our 2019 Plan was approved by our board of directors and our shareholders in June 2019 and became effective upon the closing of our initial public offering. It is intended to make available incentives that will assist us to attract, retain and motivate employees, including officers, consultants and directors. We may provide these incentives through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and units and other cash-based or share-based awards.

In the event of a change in control as described in our 2019 Plan, the acquiring or successor entity may assume or continue all or any awards outstanding under our 2019 Plan or substitute substantially equivalent awards. Any awards which are not assumed or continued in connection with a change in control or are not exercised or settled prior to the change in control will terminate effective as of the time of the change in control. Our compensation committee may provide for the acceleration of vesting of any or all outstanding awards upon such terms and to such extent as it determines, except that the vesting of all awards held by members of our board of directors who are not employees will automatically be accelerated in full in the event of a change in control. Our 2019 Plan authorizes the compensation committee, in its discretion and without the consent of any participant, to cancel each or any outstanding award denominated in shares upon a change in control in exchange for a payment to the participant with respect to each share subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the change in control transaction over the exercise price per share, if any, under the award.

Our 2019 Plan will continue in effect until it is terminated by the administrator, provided, however, that all awards will be granted, if at all, within 10 years of its effective date. The administrator may amend, suspend or terminate our 2019 Plan at any time, provided that without shareholder approval, our 2019 Plan cannot be amended to increase the number of shares authorized, change the class of persons eligible to receive incentive stock options or effect any other change that would require shareholder approval under any applicable law or securities exchange rule.

Awards under our 2019 Plan generally may not be transferred or assigned except by will or by the laws of descent and distribution, unless otherwise determined by the plan administrator and subject to applicable securities laws.

2009 Equity Incentive Plan

Our 2009 Plan was originally adopted by our board of directors and approved by our shareholders on December 17, 2009. Upon the closing of our initial public offering in July 2019, the 2009 Plan was terminated and we will not grant any further awards under such plan, but our 2009 Plan will continue to govern outstanding awards granted thereunder. Our compensation committee administers our 2009 Plan and has the authority, among other things, to construe and interpret the terms of our 2009 Plan and awards granted thereunder.

In its discretion, our compensation committee may provide for acceleration of the exercisability, vesting or settlement of awards in connection with a “change in control,” as defined under our 2009 Plan, of each or any outstanding award or portion thereof and common stock acquired pursuant thereto upon such conditions, including termination of the plan participant’s service prior to, upon or following such change in control, and to such extent as our compensation committee determines. In the event of a change in control, the surviving, continuing, successor or purchasing corporation or other business entity or parent thereof, as the case may be, may, without the consent of any plan participant, either assume or continue the rights and obligations under each or any award or portion thereof outstanding immediately prior to the change in control or substitute for each or any such outstanding award or portion thereof a substantially equivalent award with respect to its own stock, as applicable. Any award or portion thereof which is neither assumed nor continued by the surviving, continuing, successor or purchasing corporation or other business entity or parent thereof in connection with the change in control nor exercised or settled as of the time of consummation of the change in control shall terminate and cease to be outstanding effective as of the time of consummation of the change in control.

Sequenta 2008 Stock Plan

In connection with our acquisition of Sequenta, Inc. (“Sequenta”) in 2015, we assumed Sequeneta’s 2008 Stock Plan (the “Sequenta Plan”), including all awards that were then-outstanding under the Sequenta Plan. We have not granted any further awards following the assumption of the Sequenta Plan. The Sequenta Plan terminated pursuant to its terms in 2018, but all outstanding awards thereunder continue to be governed by their existing terms. The compensation committee administers our Sequenta Plan and has the authority, among other things, to construe and interpret the terms of the Sequenta Plan and awards granted thereunder. As of December 31, 2019, we had options to purchase 3,681 shares of our common stock outstanding under the Sequenta Plan.

2019 Employee Stock Purchase Plan

Our 2019 Employee Stock Purchase Plan (the “ESPP”) was approved by our board of directors in April 2019 and our shareholders in June 2019. In the event of a change in control, an acquiring or successor corporation may assume our rights and obligations under outstanding purchase rights or substitute substantially equivalent purchase rights. If the acquiring or successor corporation does not assume or substitute for outstanding purchase rights, then the purchase date of the offering periods then in progress will be accelerated to a date prior to the change in control. Our ESPP will continue in effect until terminated by our compensation committee. Our compensation committee has the authority to amend, suspend or terminate our ESPP at any time.

401(k) Plan

Effective as of January 1, 2012, we adopted a tax-qualified retirement plan that provides eligible employees with an opportunity to save for retirement on a tax-advantaged basis. All participants’ interests in their contributions are 100% vested when contributed. Under the plan, we can make discretionary matching contributions, although we did not do so in 2019. In fiscal year 2020, we will match, on a dollar-for-dollar basis, participant contributions up to $3,000 annually.  The retirement plan is intended to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code.

Health and Welfare Plans

All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including medical and dental benefits, short-term and long-term disability insurance, and life insurance.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth equity compensation plan information as of December 31, 2019:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(2)	Weighted-average exercise price of outstanding options, warrants and rights(3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the second column)(4)
Equity compensation plans approved by security holders(1)	16,651,154	$6.14	16,948,171
Equity compensation plans not approved by security holders	—	—	—
Total	16,651,154	$6.14	16,948,171

(1)	Consists of the Sequenta Plan, the 2009 Plan, the 2019 Plan and the ESPP. We no longer grant awards under the 2009 Plan or the Sequenta Plan.
(2)	Includes both outstanding options and 4,500 outstanding restricted stock units.
(3)

Represents the outstanding options’ weighted-average exercise price and does not take into account the shares issuable upon vesting of outstanding restricted stock units, which do not have an exercise price.

(4)

Includes 15,396,254 shares available for issuance under the 2019 Plan and 1,551,917 shares reserved for issuance under the ESPP.  The number of shares reserved for issuance under our 2019 Plan automatically increased on January 1, 2020 by 5%, or 6,261,907 shares, and will automatically increase on each subsequent anniversary thereof by an amount equal to the smaller of (1) 5% of the number of shares of common stock issued and outstanding on the immediately preceding December 31 or (2) an amount determined by our board of directors. Our ESPP provides for annual increases in the number of shares available for issuance thereunder on January 1 of each year (beginning with January 1, 2020) equal to 1% of the outstanding shares of our common stock on the immediately preceding December 31 or such smaller amount as may be determined by our board of directors, and automatically increased on January 1, 2020 by 1% of the outstanding shares of our common stock on December 31, 2019, or 1,252,381 shares.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Ernst & Young LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2020. Ernst & Young LLP served as our independent registered public accounting firm for our fiscal year ended December 31, 2019.

Notwithstanding the appointment of Ernst & Young LLP, and even if our shareholders ratify their appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of our Company and our shareholders.  At the Annual Meeting, our shareholders are being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020.  Our board of directors is submitting the appointment of Ernst & Young LLP to our shareholders because we value our shareholders' views on our independent registered public accounting firm and as a matter of good corporate governance.  If our shareholders do not ratify the appointment of Ernst & Young LLP, our audit committee may reconsider the appointment or may continue to retain Ernst & Young LLP for 2020.  Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, and they will have an opportunity to make a statement and are expected to be available to respond to appropriate questions from our shareholders.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2020.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to us by Ernst & Young LLP for the years ended December 31, 2019 and 2018.

Type of Fees	2019	2018
Audit Fees	$1,567,670	$754,315
Audit-Related Fees	—	—
Tax Fees	—	—
Total Fees	$1,567,670	$754,315

In the above table, in accordance with the definitions of the SEC, are the following fees:

“Audit Fees” include billed and unbilled fees for the audit of our financial statements included in our Annual Report on Form 10-K and registration statement on Form S-1, the review of the unaudited interim financial statements included in our quarterly reports on Form 10-Q and registration statement on Form S-1 and other professional services related to regulatory filings.

“Audit-Related Fees” include fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and are not reported under “Audit Fees,” and the Company did not incur any such fees in fiscal years 2019 or 2018.

“Tax Fees” include fees related to preparation and filing of our U.S. federal and state tax returns, as well as audit support, and the Company did not incur any such fees in fiscal years 2019 or 2018.

Pre-Approval Policies and Procedures

The audit committee has approved all audit services provided in 2019, prior to such service being provided by Ernst & Young LLP. The audit committee’s policy, effective April 2019, is for the audit committee to approve all audit and non-audit services prior to such services being performed by the independent registered public accounting firm.  Before engaging an independent registered public accountant firm to render audit or non-audit services, the engagement is approved by our audit committee or the engagement to render services is entered into pursuant to pre-approval policies and procedures established by the audit committee.

Audit Committee Report

The audit committee reviewed and discussed with management and our independent registered public accounting firm, Ernst & Young LLP, the audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019. In addition, the audit committee has discussed with Ernst & Young LLP those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.

The audit committee has also received and reviewed the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the PCAOB regarding Ernst & Young LLP’s communications with the audit committee concerning independence, and has discussed with Ernst & Young LLP its independence from us and our management.

Based on the review and discussions referenced above, the audit committee recommended to our board of directors that the audited financial statements for the year ended December 31, 2019 be included in our Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.

Respectfully submitted by the audit committee,

Michelle Griffin (Chair)

David Goel

Eric Dobmeier

RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Review, Approval or Ratification of Transactions with Related Persons

Our board of directors has adopted a written policy with respect to related person transactions, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the policy, related person transactions that are identified as such prior to the consummation or amendment of such transaction may be consummated or amended only if certain steps are taken, including review and approval by our audit committee. In the event we become aware of a related person transaction that has not been previously approved or previously ratified under the policy, the transaction is submitted to our audit committee for review and ratification, amendment, termination or rescission as the audit committee deems appropriate. For purposes of this policy, related person transactions mean transactions in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had, has or will have a direct or indirect material interest. For purposes of this policy, a related person means a director, executive officer, nominee for director or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and such person’s immediate family members.  With the exception of the transactions set forth under the section “Directed Share Program,” which were consummated at the closing of our initial public offering, all of the transactions, agreements or relationships described in this section occurred prior to the adoption of this policy.

Directed Share Program

At our request, in our initial public offering the underwriters sold, at the initial public offering price of $20.00 per share, 571,800 shares of our common stock to our employees and other persons associated with us, including 10,000 shares of our common stock to Nancy Hill, our Executive Vice President of Operations and Program Management. In addition, Karen Robins, mother of both Chad Robins, our Co-Founder and Chief Executive Officer, and Dr. Harlan Robins, our Co-Founder and Chief Scientific Officer, purchased 50,000 shares of our common stock. The directed share program was arranged through the representative of the underwriters in the initial public offering.

Executive Severance Agreements

We have entered into executive severance agreements with certain of our executive officers (Lance Baldo, Chad Cohen, Jyoti Palaniappan and Charles Sang) that provide cash benefits if the officer is terminated without cause or resigns for good reason (as defined in each officer’s respective executive severance agreement, an “Involuntary Separation”), subject to that officer entering into a release of claims with us. In the event of an Involuntary Separation, Dr. Baldo’s executive severance agreement provides that he would receive a multiple of his base salary depending on the length of his service with us at the time of separation: (1) if less than 12 months of service, 12 months of base salary; (2) if greater than 12 months, but less than 24 months of service, six months of base salary; or (3) if greater than 24 months of service, three months of base salary. Mr. Palaniappan’s executive severance agreement provides that he would receive a multiple of his base salary depending on the length of his service with us at the time of separation: (1) if at least three but less than six months of service, three months of base salary; (2) if at least six months, but less than twelve months of service, six months of base salary; or (3) if at least 12 months of service, 12 months of base salary.   In the event of an Involuntary Separation, Mr. Cohen would receive three months base salary and Mr. Sang would receive 12 months base salary.

Investor Rights Agreement

On May 30, 2019, we entered into a seventh amended and restated investors’ rights agreement (“Investors’ Rights Agreement”), with certain purchasers of our capital stock, including entities within the Viking Global Entities and Matrix Fund (each as defined herein), each of which entities beneficially owns more than 5% of our common stock  In addition to certain registration rights, the Investors’ Rights Agreement, which superseded our sixth amended and restated investors’ rights agreement, provides for certain information rights, rights of first offer and rights of first refusal. As of December 31, 2019, holders of 78,013,867 shares of our common stock, which shares we refer to as “registrable securities,” were entitled to rights with respect to the registration of these registrable securities under the Securities Act. These rights are provided under the terms of the Investors’ Rights Agreement.

The holders of registrable securities are entitled to demand registration rights under certain conditions. Under the terms of the Investors’ Rights Agreement, we will be required, upon the written request of (1) holders of at least 30% of registrable securities then outstanding or (2) the Viking Global Entities (so long as the Viking Global Entities remain a holder of at least 550,000 registrable securities), to use our best efforts to file a registration statement on Form S-1 or Form S-3 with respect to the registrable securities identified by the holders initiating such request so long as the anticipated aggregate offering price of such registrable securities pursuant to such registration would be at least $5.0 million in the aggregate. We are not obligated to effect, or to take any action to effect, any registration pursuant to these demand registration rights (a) during the period that is 30 days before our good faith estimate of the date of filing of, and ending on a date that is 60 days after the effective date of, a registration statement pertaining to an underwritten public offering of our securities or (b) after we have effected five registrations pursuant to these demand registration rights if the initiating holder for at least two of such registrations is one of the Viking Global Entities.

Pursuant to the Investors’ Rights Agreement, upon the written request of (1) holders of at least 20% of registrable securities then outstanding or (2) one of the Viking Global Entities (so long as one of the Viking Global Entities remains a holder of at least 550,000 registrable securities), we will be required to use commercially reasonable efforts to effect a registration of with respect to the registrable securities identified by the holders initiating such request by filing either a shelf registration statement on Form S-3 or an evergreen registration statement on Form S-1 with the SEC. We are not obligated to effect, or to take any action to effect, any registration pursuant to these registration rights (1) if the holders of registrable securities intending to sell pursuant to such rights propose to sell registrable securities at an aggregate offering price to the public, net of selling expenses, of less than $2.0 million or (2) if we furnish to such initiating holders a certificate signed by the chair of our board of directors stating that in the good-faith judgment of our board of directors, after consultation with our outside counsel, it would be materially detrimental to us and our shareholders for such registration to be effected at such time, subject to certain limitations.

An offering or sale of registrable securities pursuant to a shelf registration statement may be initiated at any time by one or more holders of at least 550,000 shares of registrable securities, provided that the minimum market value of registrable securities that such holders propose to sell in such offering must be equal to at least $1.0 million or such lower amount approved by our board of directors. The right to have such shares registered on a shelf registration statement is further subject to other specified conditions and limitations. Pursuant to the Investors’ Rights Agreement, if we register any of our securities either for our own account or for the account of other security holders, subject to certain exceptions, the holders of registrable securities are entitled to include their shares in the registration. Subject to certain exceptions contained in the Investors’ Rights Agreement, we and the underwriters may limit the number of shares included in an underwritten offering by holders of registrable securities to the number of shares which we and the underwriters determine in our sole discretion will not jeopardize the success of the offering.

The demand registration rights, short form registration rights and piggyback registration rights granted to any holder of registrable securities under the Investors’ Rights Agreement will terminate upon the earliest to occur of (1) July 1, 2024 or (2) such time when the holder’s registrable securities may be sold without restriction pursuant to Rule 144 within a 90-day period; provided, however, that the demand registration rights, short-form registration rights and piggyback registration rights under the Investors’ Rights Agreement of any holder of at least 550,000 shares of registrable securities shall not terminate until such time as such holder holds no registrable securities.

All underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of registrable securities pursuant to the Investors’ Rights Agreement shall be borne by the holders of registrable securities participating in such sale. Any additional expenses incurred in connection with exercise of registration rights under the Investors’ Rights Agreement, including all registration, filing and qualification fees, printers’ and accounting fees, and fees and disbursements of our counsel shall be borne by us. We are also responsible for the reasonable fees and disbursements, not to exceed $100,000, or such greater amount as agreed upon in the applicable underwriting agreement, of one counsel for the selling holders of registrable securities, and any legal expenses incurred by such selling holders in excess of $100,000 shall be borne by such holders.

These rights, except for the registration rights, terminated automatically upon the closing of our initial public offering.  This is not a complete description of the Investors’ Rights Agreement and is qualified by the full text of the Investors’ Rights Agreement which has been filed with the SEC.

Indemnification Agreements

We have entered into agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of us or that person’s status as a member of our board of directors to the maximum extent allowed under Washington law.

Side Letter Agreement

In connection with our Series F-1 convertible preferred stock financing, we entered into a side letter agreement with the Viking Global Entities, collectively a greater than 5% beneficial owner of our common stock, which we amended and restated in April 2019 (“Letter Agreement”). The Letter Agreement imposes on the Viking Global Entities certain standstill and support obligations until the earlier of our consummation of a change in control transaction, April 3, 2024, and the date on which they cease to have beneficial ownership of at least 10% of any class of our voting securities.

With respect to the standstill obligations, the Viking Global Entities have agreed, subject to certain exceptions, not to (1) acquire beneficial ownership of any additional shares of our common stock or other securities; (2) transfer any shares of our common stock issued upon conversion of our convertible preferred stock to our competitors, or to any other person if, after the transfer, the transferee would beneficially own more than 10% of our capital stock and, to the knowledge of the transferor, be involved any of the actions prohibited by clauses (3) or (4); (3) make, vote for or encourage any proposal to amend our Bylaws that our board of directors has recommended against, approve any shareholder proposal that our board of directors has recommended against or approve any “significant business transaction” (as defined under the Washington Business Corporation Act) in which the Viking Global Entities would be a buyer in such transaction; (4) encourage any third party to commence a tender offer for shares of our common stock, solicit shareholder proxies with respect to any matter, call a special meeting of our shareholders or make a request for a list of our shareholders; or (5) form, join in or participate in a “group” (within the meaning of the Exchange Act) for the purpose of acting in a concerted manner.

With respect to the support obligations, each of the Viking Global Entities has agreed that it will cause all of our shares of capital stock legally or beneficially owned by it to be voted in favor of any proposal that both (1) has been recommended by our board of directors and (2) relates to a transaction that would constitute a change in control, but only, at the option of such Viking Global Entity, as recommended by our board of directors or in the same proportions as all of our other shareholders voting on such proposal. Each of the Viking Global Entities has granted our Chief Executive Officer a proxy to vote its shares in accordance with the support obligations, subject to certain exceptions.

ZS Associates Master Services Agreement

Until August 2019, we were party to a management services agreement with ZS Associates, pursuant to which ZS Associates provided us with certain sales and marketing services pursuant to agreed-upon work orders. Andris Zoltners, PhD, one of our directors, is a current Director and a founding director of ZS Associates. For the fiscal year ended December 31, 2019, we paid ZS Associates $229,000 for services provided under the management services agreement.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of April 1, 2020, unless stated otherwise, by:

•	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;
•	each of our named executive officers;
•	each of our directors; and
•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.  Common stock issuable upon the exercise, conversion or settlement of options, warrants, restricted stock units or other rights to acquire common stock that are currently exercisable, convertible or subject to settlement, or exercisable, convertible or subject to settlement within 60 days of April 1, 2020 are deemed to be outstanding and beneficially owned by the holder for the purpose of computing share and percentage ownership of that holder, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.  Except as indicated in the footnotes to the table below, and subject to community property laws where applicable, we believe the persons and entities named in the table below have sole voting and investment power with respect to all common stock shown as beneficially owned by them.  Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Adaptive Biotechnologies Corporation, 1551 Eastlake Avenue East, Suite 200, Seattle, Washington 98102. The percentage of shares beneficially owned is computed on the basis of 126,622,871 shares of common stock outstanding as of April 1, 2020.

Name of Beneficial Owner	Total Shares Beneficially Owned	Percentage of Class
5% Shareholders:
Viking Global Entities(1)	33,493,708	26.5%
Matrix Capital Management Master Fund, LP(2)	15,117,312	11.9%

Named Executive Officers and Directors:
Chad Robins(3)	4,736,446	3.7%
Lance Baldo, MD(4)	125,000	*
Harlan Robins, PhD(5)	1,812,945	1.4%
Kevin Conroy(6)	36,076	*
Eric Dobmeier(7)	108,888	*
David Goel(2)	15,117,312	11.9%
Michelle Griffin(8)	38,680	*
Robert Hershberg, PhD, MD(9)	162,222	*
Peter Neupert(10)	307,222	*
Michael Pellini, MD(11)	101,597	*
Andris Zoltners, PhD(12)	3,703,238	2.9%
All directors and executive officers as a group (20 persons)(13)	29,833,610	22.2%

*	Represents beneficial ownership of less than 1%.
(1)

Based upon information set forth in a Schedule 13G jointly filed by Viking Global Investors LP (“VGI”), Viking Global Performance LLC (“VGP”), Viking Global Equities II LP (“VGEII”), Viking Global Equities Master Ltd. (“VGEM”), Viking Long Fund GP LLC (“VLFGP”), Viking Long Fund Master Ltd. (“VLFM”), Viking Global Opportunities GP LLC (“Opportunities GP”), Viking Global Opportunities Portfolio GP LLC (“Opportunities Portfolio GP”), Viking Global Opportunities Illiquid Investments Sub-Master LP (“Opportunities Fund,” and together with all of the preceding entities, the “Viking Global Entities”), O. Andreas Halvorsen, David C. Ott and Rose S. Shabet, with the SEC on February 11, 2020, and information provided to us by the Viking Global Entities in January 2020 in connection with the public offering of shares of our common stock by certain of our shareholders in January 2020 (the “January 2020 Offering”). The total amount of shares consist of (i) 23,179,034 shares held by VGEM, (ii) 473,043 shares held by VGEII, (iii) 8,590,772 shares held by VLFM and (iv) 1,250,859 shares held by the Opportunities Fund. VGEM has the power to dispose of and vote the shares directly owned by it, which power may be exercised by its investment manager, VGP, and by VGI, which provides managerial services to VGEM. VGEII has the power to dispose of and vote the shares directly owned by it, which power may be exercised by its general partner, VGP, and by VGI, which provides managerial services to VGEII. VLFM has the power to dispose of and vote the shares directly owned by it, which power may be exercised by its investment manager, VLFGP, and by VGI, which provides managerial services to VLFM. Opportunities Fund has the authority to dispose of and vote the shares directly owned by it, which power may be exercised by its general partner, Opportunities Portfolio GP, and by VGI, which provides managerial services to Opportunities Fund. O. Andreas Halvorsen, David C. Ott and Rose Shabet, as Executive Committee Members of Viking Global Partners LLC (the general partner of VGI), VGP, VLFGP and Opportunities GP have shared authority to dispose of and vote the shares of beneficially owned by VGI, VGP, VLFGP and Opportunities GP. The business address of each of the Viking Global Entities is 55 Railroad Avenue, Greenwich, Connecticut 06830.

(2)

Based on information set forth in a Schedule 13G jointly filed by Matrix Capital Management Company, LP and David Goel with the SEC on February 14, 2020 and information provided to us by the Matrix Capital Management Master Fund, LP (“Matrix Fund”) in January 2020 in connection with the January 2020 Offering. Matrix Capital Management Company, LP, the investment adviser to Matrix Fund, has discretionary authority to vote and dispose of the shares held by the Matrix Fund and may be deemed to be the beneficial owner of such shares. David Goel serves as the sole Managing General Partner of Matrix Capital Management Company, LP, and in such capacity, may also be deemed to have investment and voting power over the shares held by Matrix Fund. The business address of each of Matrix Fund, Matrix Capital Management Company, LP and David Goel is 1000 Winter Street, Suite 4500, Waltham, MA 02451.  In addition to the 15,115,090 shares of common stock reported by Matrix Fund, Mr. Goel also, in his personal capacity, holds 2,222 shares of common stock issuable upon exercise of options exercisable within 60 days of April 1, 2020.

(3)

Consists of (i) 1,878,180 shares of common stock held directly by Chad Robins, (ii)  2,008,266 shares of common stock issuable upon exercise of options exercisable within 60 days of April 1, 2020, (iii) 500,000 shares of common stock held by HSR 2014 Mother’s Trust u/t/a dated June 17, 2014 for the benefit of Mr. Robins’ mother and daughter and Dr. Robins’ descendants and of which Mr. Robins is a trustee and (iv) 350,000 shares of common stock held by HSR 2017 Trust for Descendants, u/a/d November 10, 2017 for the benefit of Dr. Robins’ descendants and of which Mr. Robins is trustee.

(4)	Consists of 125,000 shares of common stock issuable upon exercise of options exercisable within 60 days of April 1, 2020.
(5)

Consists of (i) 70,679 shares of common stock held directly by Dr. Harlan Robins, (ii)  942,266 shares of common stock issuable upon exercise of options exercisable within 60 days of April 1, 2020, (iii) 300,000 shares of common stock held by CMR 2014 Brother’s Trust u/t/a dated July 2, 2014 for the benefit of Dr. Robins and of which Dr. Robins is a trustee and (iv) 500,000 shares of common stock held by CMR 2014 Mother’s Trust u/t/a dated July 2, 2014 for the benefit of Dr. Robins’ mother and Chad Robins’ daughter and of which Dr. Robins is a trustee.

(6)	Consists of 36,076 shares of common stock issuable upon exercise of options exercisable within 60 days of April 1, 2020.
(7)	Consists of 108,888 shares of common stock issuable upon exercise of options exercisable within 60 days of April 1, 2020.
(8)	Consists of 38,680 shares of common stock issuable upon exercise of options exercisable within 60 days of April 1, 2020.
(9)	Consists of 162,222 shares of common stock issuable upon exercise of options exercisable within 60 days of April 1, 2020.
(10)	Consists of 307,222 shares of common stock issuable upon exercise of options exercisable within 60 days of April 1, 2020.
(11)	Consists of 101,597 shares of common stock issuable upon exercise of options exercisable within 60 days of April 1, 2020.
(12)	Consists of (i) 3,621,016 shares of common stock held and (ii) 82,222 shares of common stock issuable upon exercise of options exercisable within 60 days of April 1, 2020.
(13)

Consists of (i) 22,349,765 shares of common stock held directly or indirectly by our current directors and executive officers and (ii) 7,483,845 shares of common stock issuable upon exercise of options exercisable within 60 days of April 1, 2020. Such amounts include shares of common stock issuable upon exercise of options exercisable within 60 days of April 1, 2020 held by Sean Nolan, who served as our Chief Technical Officer until April 6, 2020.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms furnished to us and the written representations from certain of the reporting persons that no other reports were required during the fiscal year ended December 31, 2019, all executive officers, directors and greater than ten-percent beneficial owners complied with the reporting requirements of Section 16(a), except one.

Delinquent Section 16(a) Reports

Due to an inadvertent omission, one Form 4 relating to a purchase of stock under our directed share program in connection with our initial public offering on July 1, 2019, by the spouse of Francis Lo, was delinquent.  The purchase was reported on a Form 5 dated January 6, 2020.

Shareholder Proposals and Nominations

Shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 1551 Eastlake Avenue East, Suite 200, Seattle, Washington, 98102 not later than December 25, 2020.

Shareholders intending to present a proposal at the 2021 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the shareholder of record of their intent to present such proposal or nomination not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2021 Annual Meeting no earlier than the close of business on February 12, 2021 and no later than the close of business on March 14, 2021. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary as well as on EDGAR. In the event that the date of our 2020 Annual Meeting of Shareholders is more than 30 days before or more than 60 days after June 12, 2021, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2021 Annual Meeting and not later than the close of business on the 90th day prior to the 2021 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the shareholder does not comply with this deadline and, in certain other cases notwithstanding the shareholder's compliance with this deadline.  We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of banks and brokers with account holders who are our shareholders will be householding our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please (1) notify your bank or broker, (2) direct your written request to: 1551 Eastlake Avenue East, Suite 200, Seattle, Washington 98102, or (3) request from the Company by calling (206) 659-0067. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

Other Matters

As of the date of this proxy statement, the board of directors knows of no business, other than that described in this proxy statement, that will be presented for consideration at the 2020 Annual Meeting. If any other business comes before the 2020 Annual Meeting or any adjournment or postponement thereof, proxy holders may vote their respective proxies at their discretion.

By Order of the Board of Directors

Stacy Taylor

Senior Vice President and General Counsel

Seattle, Washington,

April 24, 2020

Appendix A

Director Qualification Standards

	Candidate Name	Candidate Name	Candidate Name
Skills / Competencies
1. R&D
a. Any Industry
b. Diagnostics
c. Therapeutics/Drug Discovery
2. Commercialization
a. Any Industry
b. Diagnostics
c. Therapeutics/Drug Discovery
3. Public Company
4. Capital Growth/ Finance
5. Global Expansion/ Distribution
6. Strategic Corporate Development
7. Compliance / Risk / Regulatory
Demographic Information
1. Age
2. Gender
3. Person of Color
4. LGBTQ
Social / Relationship Capital
1. Cultural Fit
2. Industry Network
3. Strategic Partner Network
4. Investment Community Network
Qualities
1.Leadership Experience
2.Analytical Abilities
3.Collaborative Skills
4.Prior Relationship with Adaptive

ANNUAL MEETING OF SHAREHOLDERS OF Annual Meeting of Shareholders of Adaptive Biotechnologies Corporation  ADAPTIVE BIOTECHNOLOGIES CORPORATION   to be held on Friday, June 12, 2020   Date: Friday, June 12, 2020 for Shareholders as of April 15, 2020  Time: 9:00 a.m. (Pacific Time)    This proxy is being solicited on behalf of the Board of Directors  Place: Annual Meeting to be held live via the Internet – please visit   www.proxydocs.com/ADPT to register to attend the Annual Meeting.   Please make your marks like this:    Use dark black pencil or pen only  The Board of Directors Recommends you Vote FOR all 3 nominees   listed and FOR proposal 2.   Please separate carefully at the per  foration and return just this portion in the envelope provided.    INTERNET    VOTE BY:    Go To   www.proxypush.com/ADPT   •  Cast your vote online. OR  TELEPHONE Call   866-390-5390    •  Use any touch-tone telephone.  •  Have your Proxy Card/Voting Instruction Form ready.  MAIL    •  Follow the simple recorded instructions.  1: Election of Directors Directors  Recommend  For Withhold   01 David Goel    For    OR •  Mark, sign and date your Proxy Card/Voting Instruction Form.   •  Detach your Proxy Card/Voting Instruction Form.  •  Return your Proxy Card/Voting Instruction Form in the  postage-paid envelope provided.   The undersigned hereby appoints Chad Robins, Chad Cohen, and Stacy Taylor, and each of them, with power to  act without the other and with power of substitution and revocation, as proxies and attorneys-in-fact and hereby  authorizes them to represent and vote, as provided on the other side, all the shares of the common stock of Adaptive  Biotechnologies Corporation which the undersigned is entitled to vote, and, in their discretion, to vote upon such   other business as may properly come before the 2020 Annual Meeting of Shareholders of Adaptive Biotechnologies   Corporation to be held June 12, 2020, or at any adjournment or postponement thereof, with all powers which the   undersigned would possess if present at the meeting.   THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS  GIVEN, SHARES WILL BE VOTED FOR EACH NOMINEE IN THE ELECTION OF THE DIRECTORS IN ITEM 1  AND FOR THE PROPOSAL IN ITEM 2.   PROXY TABULATOR FOR    For  02 Robert Hershberg, PhD, MD    For  03 Andris Zoltners, PhD    For Against Abstain   2: Ratification of the appointment of  For   Ernst & Young LLP as independent   registered public accounting firm forfiscal year 2020.   NOTE: In their discretion, the proxies are authorized to vote upon such other business as may   properly come before the meeting or any adjournment thereof.  ADAPTIVE BIOTECHNOLOGIES CORPORATION   P.O. BOX 8016  CARY, NC 27512-9903  Authorized Signatures - This section must be  completed for your Instructions to be executed.   Please Sign Above Please Date Above   Please Sign Above Please Date Above   Please sign exactly as your name(s) appears hereon. When signing as attorney, executor,  administrator, or other fiduciary, please give full title as such. Joint owners should each sign  personally. All holders must sign. If a corporation or partnership, please sign in full corporate or  partnership name by authorized officer.    Please separate carefully at the perforation and return just this portion in the envelope provided.    Proxy — Adaptive Biotechnologies Corporation  Annual Meeting of Shareholders  Friday, June 12, 2020 9:00 a.m. (Pacific Time)  This Proxy is Solicited on Behalf of the Board of Directors   The undersigned appoints Chad Robins, Chad Cohen, and Stacy Taylor (the  “Named Proxies”) and each of them as proxies for the undersigned, with full power  of substitution, to vote the shares of common stock of Adaptive Biotechnologies  Corporation, a Washington corporation (“the Company”), the undersigned is  entitled to vote at the Annual Meeting of Shareholders of the Company to be held  on the internet at www.proxypush.com/ADPT, on Friday, June 12, 2020 at 9:00 a.m.  (Pacific Time) or any adjustment or postponement thereof.   The purpose of the Annual Meeting is to take action on the following:   1.  Election of Directors;  2.  Ratification of the appointment of Ernst & Young LLP as independent  registered public accounting firm for fiscal year 2020.  NOTE: Transact such other business as may properly come before the  Annual Meeting or any adjournment or postponement of the  Annual Meeting.   The three directors up for re-election are: David Goel, Robert Hershberg, and  Andris Zoltners.   The Board of Directors of the Company recommends a vote “FOR” all nominees  for director and “FOR” proposal 2.   This proxy, when properly executed, will be voted in the manner directed  herein. If no direction is made, this proxy will be voted “FOR” all nominees  for director and “FOR” proposal 2. In their discretion, the Named Proxies  are authorized to vote upon such other matters that may properly come  before the Annual Meeting or any adjournment or postponement thereof.   You are encouraged to specify your choice by marking the appropriate box  (SEE REVERSE SIDE) but you need not mark any box if you wish to vote  in accordance with the Board of Directors’ recommendation. The Named  Proxies cannot vote your shares unless you sign and return this card.